P R O S P E C T U S	WRL FREEDOM WEALTH PROTECTOR ®
May 1, 2007	issued through

WRL Series Life Account

by

Western Reserve Life Assurance Co. of Ohio

Administrative Office:

570 Carillon Parkway

St. Petersburg, Florida 33716

Direct all payments, correspondence

and notices to the Mailing Address:

4333 Edgewood Road, N.E.

Cedar Rapids, Iowa 52499

1-800-851-9777; (727) 299-1800

A Joint Survivorship Flexible Premium Variable Life Insurance Policy

This prospectus describes the WRL Freedom Wealth Protector (, a joint survivorship flexible premium variable life insurance policy (the “Policy”). You can allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the WRL Series Life Account, which invests through its subaccounts in portfolios of the AEGON/Transamerica Series Trust – Initial Class (the “Series Fund”), the Fidelity Variable Insurance Products Funds – Service Class 2 (the “Fidelity VIP Fund”) and the ProFunds Trust (“ProFunds VP”) (collectively, the “funds”).

The portfolios of the Series Fund available to you under the Policy are:

☐	Asset Allocation – Conservative Portfolio	☐	Munder Net50
☐	Asset Allocation – Growth Portfolio	☐	PIMCO Total Return
☐	Asset Allocation – Moderate Growth Portfolio	☐	Templeton Transamerica Global (formerly Templeton Great Companies Global)
☐	Asset Allocation – Moderate Portfolio
☐	BlackRock Large Cap Value (formerly Mercury Large Cap Value)	☐	Third Avenue Value
☐	Capital Guardian U.S. Equity	☐	Transamerica Balanced
☐	Capital Guardian Value	☐	Transamerica Convertible Securities
☐	Clarion Global Real Estate Securities	☐	Transamerica Equity
☐	Federated Market Opportunity (formerly Federated Growth & Income)	☐	Transamerica Growth Opportunities
☐	International Moderate Growth Fund	☐	Transamerica Money Market
☐	JPMorgan Core Bond (formerly AEGON Bond)	☐	Transamerica Science & Technology (formerly Great Companies TechnologySM
☐	JPMorgan Enhanced Index
☐	JPMorgan Mid Cap Value*	☐	Transamerica Small/Mid Cap Value
☐	Legg Mason Partners All Cap (formerly Salomon All Cap)	☐	Transamerica U.S. Government Securities
☐	Marsico Growth	☐	Transamerica Value Balanced
☐	MFS High Yield	☐	T. Rowe Price Equity Income
☐	MFS International Equity (formerly American Century International)	☐	T. Rowe Price Small Cap
		☐	Van Kampen Mid-Cap Growth

* This portfolio no longer accepts new investments from current or prospective investors.

The portfolios of the Fidelity VIP Fund available to you under the Policy are:

☐	Fidelity VIP Equity-Income Portfolio**	☐	Fidelity VIP Contrafund Â Portfolio**
☐	Fidelity VIP Growth Opportunities Portfolio**	☐	Fidelity VIP Index 500 Portfolio

** Effective May 1, 2003, this portfolio was no longer available for sale to new investors.

The portfolios of the ProFunds VP available to you under the Policy are:

☐	ProFund VP Bull***	☐	ProFund VP Short Small-Cap***	☐	ProFund VP Money Market***
☐	ProFund VP OTC***	☐	ProFund VP Small-Cap***

*** The ProFunds VP portfolios permit frequent transfers. Investors in the ProFunds VP portfolios may bear the additional costs and investment risks of frequent transfers. See “Disruptive Trading and Market Timing” in this prospectus.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under the Policy.

Prospectuses for the portfolios of the funds must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in the Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Policy Benefits/Risks Summary	1
Policy Benefits	1
The Policy in General	1
Flexible Premiums	1
Variable Death Benefit	1
No Lapse Period Guarantee	2
Cash Value	2
Transfers	2
Loans	3
Cash Withdrawals and Surrenders	3
Tax Benefits	3
Policy Risks	4
Risk of an Increase in Current Fees and Expenses	4
Investment Risks	4
Risk of Lapse	4
Tax Risks (Income Tax and MEC)	4
Loan Risks	5
Portfolio Risks	5
Fee Tables	5
Range of Expenses for the Portfolios	11
Western Reserve, The Separate Account, the Fixed Account and the Portfolios	11
Western Reserve	11
The Separate Account	11
The Fixed Account	12
The Portfolios	12
Selection of Underlying Portfolios	17
Addition, Deletion, or Substitution of Portfolios	18
Your Right to Vote Portfolio Shares	18
Charges and Deductions	19
Premium Expense Charge	19
Monthly Deduction	19
Mortality and Expense Risk Charge	21
Surrender Charge	21
Transfer Charge	24
Loan Interest Spread	24
Cash Withdrawal Charge	24
Taxes	25
Rider Charges	25
Portfolio Expenses	25
Revenue We Receive	25
The Policy	26
Ownership Rights	27
Modifying the Policy	27
Purchasing a Policy	27
Tax Free “Section 1035” Exchanges	27
When Insurance Coverage Takes Effect	28
Group or Sponsored Policies	29
Associates Policies	30
Policy Split Option	30
Policy Features	31

This Policy is not available in the State of New York.

i

Premiums	31
Allocating Premiums	31
Premium Flexibility	31
Planned Periodic Payments	32
Minimum Monthly Guarantee Premium	32
No Lapse Period Guarantee	32
Premium Limitations	32
Making Premium Payments	33
Transfers	33
General	33
Disruptive Trading and Market Timing	34
Fixed Account Transfers	37
Conversion Rights	37
Dollar Cost Averaging	38
Asset Rebalancing Program	38
Third Party Asset Allocation Services	39
Policy Values	40
Cash Value	40
Net Surrender Value	40
Subaccount Value	40
Subaccount Unit Value	41
Fixed Account Value	41
Death Benefit	42
Death Benefit Proceeds	42
Death Benefit	42
Effect of Cash Withdrawals on the Death Benefit	43
Choosing Death Benefit Options	44
Changing the Death Benefit Option	44
Decreasing the Specified Amount	44
No Increases in Specified Amount	45
Payment Options	45
Surrenders and Cash Withdrawals	45
Surrenders	45
Cash Withdrawals	45
Canceling a Policy	46
Loans	46
General	46
Interest Rate Charged	47
Loan Reserve Account Interest Rate Credited	47
Effect of Policy Loans	47
Policy Lapse and Reinstatement	48
Lapse	48
No Lapse Period Guarantee	48
Reinstatement	49
Federal Income Tax Considerations	50
Tax Status of the Policy	50
Tax Treatment of Policy Benefits	50
Other Policy Information	53
Benefits at Maturity	53
Payments We Make	53
Split Dollar Arrangements	54
Policy Termination	54
Supplemental Benefits (Riders)	54
Joint Insured Term Rider	55
Individual Insured Rider	55
Wealth Protector Rider	55
Terminal Illness Accelerated Death Benefit Rider	55
Additional Information	56
Sale of the Policies	56

ii

Legal Proceedings	58
Financial Statements	59
Performance Data	59
Rates of Return	59
Table of Contents of the Statement of Additional Information	62
Glossary	63
Appendix A -- Illustrations	67
Prospectus Back Cover	70
Personalized Illustrations of Policy Benefits	70
Inquiries	70

iii

Policy Benefits/Risks Summary	WRL Freedom Wealth Protector®

This summary describes the Policy’s important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•

The WRL Freedom Wealth Protector is a joint survivorship flexible premium variable life insurance policy. The Policy insures two lives with a death benefit payable on the death of the surviving insured. Joint insureds may be both males, both female or male and female. The insured will be the surviving insured of the joint insureds stated in the Policy. The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

•

The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle. There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge that applies during the first 15 Policy years.

•

Fixed Account. You may place money in the fixed account where it earns at least 4% annual interest. We may declare higher rates of interest, but are not obligated to do so. The fixed account is part of our general account. The fixed account is not available to you if your Policy was issued in the State of New Jersey.

•

Separate Account. You may direct the money in your Policy to any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. Money you place in a subaccount is subject to investment risk and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

•

Supplemental Benefits (Riders). Supplemental riders are available under the Policy. We deduct charges for these riders from cash value as part of the monthly deduction. These riders may not be available in all states.

•

No Lapse Guarantee. Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deduction, as long as, on any Monthiversary, you have paid total premiums (minus any cash withdrawals, minus any outstanding loan amount, plus any interest paid in advance on any outstanding loan amount) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

Flexible Premiums

•

You select a premium payment plan but the plan is flexible – you are not required to pay premiums according to the plan. You can change the frequency and amount, within limits, and can skip premium payments.

Unplanned premiums may be made, within limits. Premium payments must be at least $100.

•

You increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium. Under certain circumstances, extra premiums may be required to prevent lapse.

•	Once we deliver your Policy, the free-look period begins. You may return the Policy during this period and receive a refund.

Variable Death Benefit

•

If the surviving insured dies while the Policy is in force, we will pay a death benefit to the beneficiary(ies), subject to applicable law and the forms of the Policy. The amount of the death benefit depends on the specified amount of insurance you select, the death benefit option you chose, and any additional insurance provided by riders you purchase.

•	Choice Among Death Benefit Options. You must choose one of two death benefit options. We offer the following:

•	Option A is the greater of:
	>	the current specified amount, or
	>	a specified percentage, multiplied by the Policy’s cash value on the date of the surviving insured’s death.
•	Option B is the greater of:
	>	the current specified amount, plus the Policy’s cash value on the date of the surviving insured’s death, or
	>	a specified percentage, multiplied by the Policy’s cash value on the date of the surviving insured’s death.

We will reduce the death benefit proceeds by any outstanding loan amount and any due and unpaid charges. We will increase the death benefit proceeds by any additional insurance benefits you add by rider.

•	Under current tax law, the death benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.
•

Change in Death Benefit Option and Specified Amount. After the third Policy year and once each Policy year thereafter, you may change the death benefit option and decrease the specified amount. A decrease in specified amount is limited to 20% of the specified amount before the decrease. The new specified amount cannot be less than the minimum specified amount as shown in your Policy. We do not allow increases in specified.

No Lapse Period Guarantee

•

We guarantee that your Policy will not lapse until the no lapse date shown on your Policy schedule page, so long as on any Monthiversary you have paid total premiums (minus any cash withdrawals and minus any outstanding loan amount plus interest paid in advance on any outstanding loan amount) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month since the Policy date up to and including the current month. If you take a cash withdrawal or a loan, or if you decrease the specified amount, or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse period guarantee in effect.

Cash Value

•

The cash value is the sum of the Policy’s value in the subaccounts and the fixed account and is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions, the surrender charge and/or any outstanding loan amount(s).

•	The Policy will not lapse during the no lapse period so long as you have paid sufficient premiums.

Transfers

•	You can transfer cash value among the subaccounts and the fixed account. You currently may make transfers in writing, by telephone, by fax or electronically through our website.
•	Except as listed below, we charge a $10 transfer processing fee for each transfer after the first 12 transfers in a Policy year.
•	Dollar cost averaging and asset rebalancing programs are available.
•

The Policy allows a transfer out of the fixed account of the greater of up to 25% of the amount in the fixed account, or the amount transferred in the previous Policy year. Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we modify or stop this current practice, we will notify you at the time of your transfer.

•

Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, net the amount of the loan reserve account, following the transfer would exceed $100,000.

•

Transfers resulting from loans or the exercise of conversion rights, or due to reallocation of cash value immediately after the record date are currently not treated as transfers for the purpose of assessing the transfer charge.

•	Transfers via the Internet (currently not available with the ProFunds VP subaccounts) are not treated as transfers for the purpose of assessing the transfer charge.
•	Transfers between the ProFunds VP subaccounts are not treated as transfers for the purpose of assessing the transfer charge.

•

We may impose restriction on the transfer privilege. See the discussion of our policy with regard to market timing, including transfers, and the costs and risks to you that can result from programmed, large, frequent, or short-term transfers, in our Statement of Policy on Disruptive Trading and Market Timing.

•

You may not use any form of expedited transfer if you make transfers from any ProFunds VP subaccount to any Series Fund or Fidelity VIP Fund subaccount. These transfers will be processed only if you send us a written request through standard United States Postal Service First Class mail delivery, with an original signature authorizing each transfer.

Loans

•

After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy up to 90% of the cash value, less any surrender charge and any outstanding loan amount, plus any interest you paid in advance on the loan(s) for the period between the date of the surrender and the next Policy anniversary. We may permit a loan before the first anniversary for Policies issued pursuant to 1035 Exchanges. The minimum loan amount is generally $500.

•

We currently charge 5.2% interest annually. You will be charged the interest in advance each year on any outstanding loan amount. (The current effective annual interest rate, after rounding, is 5.49%.)

•

To secure the loan, we transfer a portion of your cash value to a loan reserve account. The loan reserve account is part of the fixed account. We will credit at least 4.0% interest annually on amounts in the loan reserve account.

•

After the 10th Policy year, on all amounts that you have borrowed, we currently credit interest to part of the cash value in excess of the premiums paid less withdrawals at an interest rate equal to the interest rate we charge on the total loan. The remaining portion, equal to the cost basis, is currently credited 4.75%.

•	Federal income taxes and a penalty tax may apply to loans you take against the Policy.

Cash Withdrawals and Surrenders

•	You may take one withdrawal of cash value per Policy year after the first Policy year.
•	During the first 10 Policy years, the amount of the withdrawal may be limited to:
> at least $500; and
> no more than 10% of the net surrender value.
•	After the 10th Policy year, the amount of a withdrawal may be limited to at least $500, and to no more than the net surrender value less $500.
•	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance.
•	A cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.
•

You may fully surrender an in force Policy at any time before the insured’s death or the maturity date. Life insurance coverage will end upon the full surrender of the Policy. You will receive the net surrender value (cash value minus any surrender charge, minus any outstanding loan amount plus interest paid in advance on any outstanding loan amount for the period between the date of the surrender and the next Policy anniversary). The surrender charge will apply during the first 15 Policy years. The surrender charge may be significant. You may receive little or no net surrender value if you surrender your Policy in the early Policy years.

•	A cash withdrawal will reduce the cash value, so it will increase the risk that the Policy will lapse. A cash withdrawal may also increase the risk that the no lapse period will not remain in effect.
•	Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.

Tax Benefits

We intend for the Policy to satisfy the definition of life insurance under the Internal Revenue Code so that the death benefit generally should be excludible from the taxable income of the beneficiary. In addition, if your Policy is a Modified Endowment Contract (“MEC”), you should not be taxable on any gains included in cash value until you take a withdrawal, or surrender the Policy, or take a Policy loan, or assign or pledge a Policy or we pay the maturity benefit. Moreover, transfers between the subaccounts are not taxable transactions. If your Policy is not a MEC, you should not be deemed to be in receipt of any taxable gains included in cash value until withdrawals and surrenders exceed your tax basis in the Policy, or other distributions are made as described in the Federal Income Tax Considerations section in this prospectus.

Policy Risks

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Investment Risks

If you invest your Policy’s cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. In addition, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value. During times of poor investment performance, this deduction will have an even greater impact on your cash value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, then we credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of Lapse

Your Policy contains a no lapse period. Your Policy will not lapse before the no lapse date stated in your Policy, as long as you pay sufficient minimum guarantee premiums. If you do not pay sufficient premiums, you will automatically lose the no lapse guarantee and you will increase the risk that your Policy will lapse.

You will lessen the risk of lapse of your Policy if you keep the no lapse guarantee in effect. Before you take a cash withdrawal, loan, decrease the specified amount or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse guarantee.

If you take a cash withdrawal or Policy loan, or if you decrease the specified amount, or if you add, increase or decrease a rider, you will increase the risk of losing the no lapse guarantee. We deduct the total amount of your withdrawals and any outstanding loan amount from your premiums paid when we determine whether your premium payments are high enough to keep the no lapse guarantee in effect.

After the no lapse period, your Policy may lapse if loans, cash withdrawals, the monthly deductions, and insufficient investment returns reduce the net surrender value to zero. The Policy will enter a grace period if on any Monthiversary the net surrender value is not enough to pay the monthly deduction due.

A Policy lapse may have adverse tax consequences.

                 If your Policy lapses, we may allow you to reinstate this Policy within five years after it has lapsed (and prior to the maturity date), subject to underwriting.

Tax Risks (Income Tax and MEC)

We expect that the Policy will generally be deemed a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax. However, due to lack of guidance, there is less certainty in this regard with respect to Policies issued on a substandard basis.

                Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders, assignments, pledges and loans will be treated first as distributions of gain that are taxable as ordinary income and treated as tax-free recovery of the owner’s basis in the Policy only after all gain has been distributed. In addition, a 10% penalty tax may be imposed on the taxable portion of cash withdrawals, surrenders, pledges, assignments and loans taken before you reach age 59 ½. If a Policy is not treated as a MEC, partial surrenders and withdrawals will not be subject to tax to the extent of your basis in the Policy. Amounts in excess of your basis in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. Also, if your Policy is not a MEC, loans, assignments and pledges are not taxable when made. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Loan Risks

A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan reserve as collateral. We then credit a fixed interest rate of 4.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.

We also currently charge interest on Policy loans at a rate of 5.2%, to be paid in advance. Interest is added to the amount of the loan to be repaid.

A Policy loan will make it more likely that a Policy would lapse. A Policy loan will increase the risk that the no lapse period guarantee will not remain in effect. There is also a risk that the Policy will lapse if the loan, insurance charges and unfavorable investment experience reduce your net surrender value when the no lapse period guarantee is no longer in effect. Assuming Policy loans have not already been subject to tax as distribution, a significant tax liability could arise when the lapse occurs. Anyone considering using the Policy as a source of tax-free income by taking out Policy loans should consult a qualified tax advisor about the tax risks inherent in such a strategy before purchasing the Policy.

                If the Policy lapses or is surrendered while a loan is outstanding, you will realize taxable income equal to the lesser of the gain in the Policy or the sum of the excess of the loan balance (including accrued interest) and any cash received on surrender over your basis in the Policy. If the Policy is a MEC or becomes a MEC within two years of taking a loan, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.

If the Policy lapses or terminates due to volatility in the investment performance of the underlying portfolios or another reason, you may incur tax consequences at an unexpected time.

You should consult with your own qualified tax advisor to apply the law to your particular circumstances.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus. Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any of the portfolios will achieve its stated investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the joint insureds, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth below. These charges may not be representative of the charges you will pay.

                The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Premium Expense Charge	Upon payment of each premium	6.0% of premiums paid during the first 10 Policy years; 2.5% of premiums thereafter	6.0% of premiums paid during the first 10 Policy years; 2.5% of premiums thereafter
Cash Withdrawal Charge[1]	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25
Surrender Charge[2]	Upon full surrender of the Policy during first 15 Policy years
1. Deferred Issue Charge Component for: Minimum Charge, Maximum Charge and Charge during first 10 policy years for a male, issue age 56, female, issue age 52, both in select non-tobacco use rate class		$5.00 per $1,000 of initial specified amount	$5.00 per $1,000 of initial specified amount

_________________________

1 When we incur the expense of expedited delivery of your partial withdrawal or complete surrender payment, we currently assess the following additional charges: $20 for overnight delivery ($30 for Saturday delivery); and $25 for wire service. You can obtain further information about these charges by contacting our administrative office.

2 The surrender charge is equal to the sum of the Deferred Issue Charge and the Deferred Sales Charge multiplied by the Surrender Charge Percentage, and is based upon each joint insured’s issue age, gender and rate class on the Policy date. The Deferred Issue Charge component of the surrender charge is assessed on the initial specified amount. The Deferred Sales Charge Component of the surrender charge is based upon the younger joint insured’s issue age. The Surrender Charge Percentage on a Policy when the younger joint insured’s issue age is less than 75 is 100% for the first 10 Policy years then decreases at the rate of 20% each Policy year until it reaches zero at the end of the 15th Policy year. When the younger joint insured’s issue age is greater than 74, the Surrender Charge Percentage is 100% for the first six Policy years and then declines to zero at the end of the 15th Policy year. The surrender charges shown in the table may not be typical of the charges you will pay. You can obtain more detailed information about the surrender charges that apply to you by contacting your agent and requesting a personalized illustration.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
2. Deferred Sales Charge Component:	Upon full surrender of the Policy during first 15 Policy years	A percentage of total premiums paid	A percentage of total premiums paid
• Maximum Charge[3]		26.5% up to the guideline premium, plus 4.2% of premium paid in excess of the guideline premium[4]	26.5% up to the guideline premium, plus 4.2% of premium paid in excess of the guideline premium[4]
• Minimum Charge[5]		26.5% up to the guideline premium, plus 1.2% of premium paid in excess of the guideline premium[4]	26.5% up to the guideline premium, plus 1.2% of premium paid in excess of the guideline premium[4]
• Charge during first 10 Policy years for a male, issue age 56, female, issue age 52, both in select non-tobacco use rate class		26.5% up to the guideline premium, plus 4.2% of premium paid in excess of the guideline premium[4]	26.5% up to the guideline premium, plus 4.2% of premium paid in excess of the guideline premium[4]
Transfer Charge[6]	Upon transfer	$10 for each transfer in excess of 12 per Policy year	$10 for each transfer in excess of 12 per Policy year
Terminal Illness Accelerated Death Benefit Rider	When rider is exercised	Discount Factor[7]	Discount Factor[7]

_________________________

3 This maximum charge is based on the younger joint insured’s issue age being between ages 0-55.

4 The guideline premium is the maximum premium payable that will qualify the Policy as life insurance for federal income tax purposes. Your guideline premium is set forth in your Policy.

5 This minimum charge is based on the younger joint insured’s issue age being between ages 79-80.

6 The first 12 transfers per Policy year are free.

7 We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for lost income as a result of early payment of the death benefit.

The table below describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary	$10 per month	$5 per month
Cost of Insurance[8] (without Extra Ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 100
• Maximum Charge[10]		$83.33 per $1,000 of net amount at risk per month[11]	$19.17 per $1,000 of net amount at risk per month[11]
• Minimum Charge[12]		$0.01 per $1,000 of net amount at risk per month[11]	$0.01 per $1,000 of net amount at risk per month[11]
• Initial Charge for a male insured, issue age 56, female insured, issue age 52, both in the select non-tobacco use rate class		$0.01 per $1,000 of net amount at risk per month[11]	$0.01 per $1,000 of net amount at risk per month[11]
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of average daily net assets of each subaccount in which you are invested	Annual rate of 0.90% of average daily net assets of each subaccount in which you are invested[13]

_________________________

8 Cost of insurance charges are based on each joint insured’s attained age, gender, underwriting class, and the specified amount, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates on a Policy with a specified amount of $1,000,000 and above are generally lower than that of a Policy with a specified amount less than $1,000,000. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.

9 We may place insureds in sub-standard underwriting classes with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates of up to $83.33 monthly per $1,000 of net amount at risk.

10 This maximum charge is based on an insured with the following characteristics: two males, both age 80 at issue standard tobacco underwriting class, with an initial face amount below $1,000,000 (Band 1) and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.

11 The net amount at risk equals the death benefit on a Monthiversary, divided by 1.0032737, minus the cash value on such Monthiversary.

12 This minimum charge is based on an insured with the following characteristics: two females, both age 10 at issue, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

13 For Policies issued after July 1, 2001, we intend to reduce this charge after the first 15 Policy years to 0.30% (annually) of the average daily net assets of each subaccount in which you are invested, but we do not guarantee that we will do so.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Loan Interest Spread[14]	On Policy anniversary	1.49% (effective annual rate, after rounding)[15]	0.74% (effective annual rate, after rounding)[15]
Monthly Death Benefit Guarantee Charge[16]	Monthly, from cash value until the no lapse date selected on application	$0.04 per $1,000 of initial specified amount	$0.04 per $1,000 of initial specified amount
Optional Rider Charges:[17]
Joint Insured Term Rider (without extra ratings)[9]	Monthly, on the Policy date and on each Monthiversary until the younger insured reaches age 95
• Maximum Charge		$30.57 per $1,000 of rider face amount per month[18]	$7.79 per $1,000 of rider face amount per month[19]
• Minimum Charge		$0.01 per $1,000 of rider face amount per	$0.01 per $1,000 of rider face amount per month[20]
• Initial charge for a male insured, issue age 56, a female insured, issue age 52, both in the select non-tobacco use rate class		$0.04 per $1,000 of rider face amount per month	$0.04 per $1,000 of rider face amount per month

_________________________

14 While a Policy loan is outstanding, loan interest is payable in advance on each Policy anniversary. If, before the next Policy anniversary, there is a loan repayment, Policy lapse, surrender, Policy termination, or the surviving insured’s death, then we will refund the amount of any loan interest we charged in advance for the period between the date of any such occurrence and the next Policy anniversary.

15 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to your loan reserve account. We currently charge you an annual interest rate on a Policy loan of 5.2% in advance (5.49% effective annual interest rate) on each Policy anniversary. We will also currently credit the amount in the loan reserve account with an effective annual interest rate of 4.75% (4.0% minimum guaranteed). After the 10th Policy year, we currently provide preferred loan crediting rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount (including accrued loan interest). The preferred loan crediting rate currently is 5.49% effective annually (after rounding) and is not guaranteed.

16 The charge shown is for a Base Policy only (no riders). The addition of riders would increase this charge.

17 Cost of insurance rates for the riders may vary based on the attained age, gender, or underwriting class of both insureds, Policy year, rider specified amount, the Base Policy specified amount, and/or the net amount at risk. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these rider charges by contacting your agent.

18 This guaranteed maximum charge is based on joint insureds with the following characteristics: two males, older male age 82 at issue, younger male age 78 at issue, both in the standard tobacco underwriting class, with an initial rider face amount below $1,000,000 (Band 1) and in the This minimum charge is based on joint insureds with the following characteristics: two females, both age 10 at issue, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

19 This current maximum charge is based on joint insureds with the following characteristics: two males, both age 80 at issue, both in the standard tobacco underwriting class, with an initial rider face amount below $1,000,000 (Band 1) and in the 11th Policy year. This maximum charge may also apply to insureds with other characteristics.

20 This minimum charge is based on joint insureds with the following characteristics: two females, both age 10 at issue, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

21 This maximum charge is based on joint insureds with the following characteristics: two males, noth age 80 at issue, both in the standard tobacco underwriting class, with an initial rider face amount below $1,000,000 (Band 1) during the first four Policy years. This maximum charge may also apply to insureds with other characteristics.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Wealth Protector Rider	Monthly, on the Policy date and on each Monthiversary during the first 4 Policy years
(Only available under Policies issued before May 1, 2003)
• Maximum Charge[21]		$2.76 per $1,000 of rider face amount per month	$2.76 per $1,000 of rider face amount per month
• Minimum Charge[22]		$0.01 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month
• Charge for a male insured issue age 56, female insured, issue age 52, both in ultimate select rate class		$0.02 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month
Individual Insured Rider (without extra ratings)[8]	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 95
• Maximum Charge		$24.85 per $1,000 of rider face amount per month[23]	$20.06 per $1,000 of rider face amount per month[24]
• Minimum Charge		$0.06 per $1,000 of rider face amount per month[25]	$0.05 per $1,000 of rider face amount per month[26]
• Initial charge for a female insured, issue age 52, select non-tobacco use rate class		$0.40 per $1,000 of rider face amount per month	$0.17 per $1,000 of rider face amount per month

_________________________

22 This minimum charge is based on joint insureds with the following characteristics: two females, both age 10 at issue, juvenile class during the first four Policy years. This minimum charge may also apply to insureds with other characteristics.

23 This guaranteed maximum charge is based on an individual insured with the following characteristics: male, attained age 94 in the standard tobacco use class. This maximum charge may also apply to insureds with other characteristics.

24 This current maximum charge is based on an individual insured with the following characteristics: male, attained age 94 in the standard tobacco use class. This maximum charge may also apply to insureds with other characteristics.

25 This guaranteed minimum charge is based on an individual insured with the following characteristics: female, age 10 at issue, in the juvenile class. This minimum charge may also apply to insureds with other characteristics.

26 This current minimum charge is based on an individual insured with the following characteristics: female, age 30 at issue, in a non-tobacco use underwriting class. This minimum charge may also apply to insureds with other characteristics.

                 For information concerning compensation paid for the sale of the Policy, see “Sale of the Policies.”

Range of Expenses for the Portfolios1, 2

The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2006. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.10%	1.67%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[3]	0.10%	1.63%

1 The portfolio expenses used to prepare this table were provided to Western Reserve by the funds. Western Reserve has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2006. Current or future expenses may be greater or less than those shown.

2 The table showing the range of expenses for the portfolios takes into account the expenses of several Series Fund asset allocation portfolios that are “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Series Fund portfolios and certain portfolios of the Transamerica IDEX Mutual Funds (each such portfolio an “Acquired Fund”). Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Western Reserve took into account the information received from the Series Fund on the combined actual expenses for each of the “fund of funds” and for the portfolios in which it invests. (The combined expense information includes the pro rata portion of the fees and expenses incurred indirectly by a Series Fund asset allocation portfolio as a result of its investment in shares of one or more Acquired Funds.) See the prospectus for the Series Fund for a presentation of the applicable Acquired Fund fees and expenses.

3 The range of Net Annual Portfolio operating Expenses takes into account contractual arrangements for 5 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2008.

Western Reserve, The Separate Account, the Fixed Account and the Portfolios

Western Reserve

Western Reserve Life Assurance Co. of Ohio located at 570 Carillon Parkway, St. Petersburg, Florida 33716 is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.

The Separate Account

The separate account is a separate account of Western Reserve, established under Ohio law. We own the assets in the separate account and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount’s own investment experience and not the investment experience of our other assets. The separate account’s assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

                Changes to the Separate Account. As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

•	Remove, combine, or add subaccounts and make the combined or new subaccounts available to you at our discretion;
•	Substitute shares of another registered open-end management company, which may have different fees and expenses, for shares of a subaccount at our discretion;

•	Close subaccounts to allocations of new premiums by existing or new Policyowners at any time in our discretion;
•	Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;
•	Combine the separate account with other separate accounts, and/or create new separate accounts;
•	Deregister the separate account under the 1940 Act, or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law; and
•	Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the laws.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

The Fixed Account

The fixed account is part of Western Reserve’s general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Western Reserve has sole discretion over the investment of the fixed account’s assets. Western Reserve bears the full investment risk for all amounts contributed to the fixed account. Western Reserve guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 4.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining fixed account interest rates in excess of the guaranteed rate nor any duration for such rates.

Money you place in the fixed account will begin earning interest compounded daily at the current interest rate in effect at the time of your allocation. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a current interest rate higher than the guaranteed rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the “guarantee period”) unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 4.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 4.0%.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a first in, first out basis (“FIFO”) for the purpose of crediting interest.

New Jersey: If your Policy was issued in the State of New Jersey, the fixed account is not available to you. You may not direct or transfer any premiums or cash value to the fixed account. The fixed account is solely for Policy loans.

The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account.

The Portfolios

The separate account invests in shares of the portfolios of the funds. Each portfolio is an investment division of a fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio’s assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any required approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio’s investment objective(s) and policies are summarized below. There is no assurance that any of the portfolios will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

You can find more detailed information about the portfolios, including a description of risks, in the fund prospectuses. You may obtain a free copy of the fund prospectuses by contacting us at 1-800-322-7353 or visiting our website at www.westernreserve.com. You should read the fund prospectuses carefully.

Portfo io	Sub-Adviser or Adviser and Investment Objective
Transamerica Science & Technology	Transamerica Investment Management LLC Seeks long-term growth of capital.
Marsico Growth	Banc of America Capital Management, LLC Seeks long-term growth of capital.
Legg Mason Partners All Cap	ClearBridge Advisors, LLC Seeks capital appreciation.
T. Rowe Price Equity Income

T. Rowe Price Associates, Inc.

Seeks to provide substantial dividend income,

as well as long-term growth of capital by primarily

investing in the dividend-paying common stocks

of established companies.

Transamerica Value Balanced	Transamerica Investment Management, LLC Seeks preservation of capital and competitive investment returns.
Clarion Global Real Estate Securities

ING Clarion Real Estate Securities

Seeks long-term total return from investments

primarily in equity securities of real estate

companies that are economically tied to at least three different countries, including the United States. Total return will consist of realized and unrealized capital gains and losses plus income.

Federated Market Opportunity	Federated Equity Management Company of Pennsylvania Seeks total return by investing in securities that have defensive characteristics.

Portfolio	Sub-Adviser or Adviser and Investment Objective
JPMorgan Core Bond	JPMorgan Investment Advisors Inc. Seeks the highest possible current income within the confines of the primary goal of insuring the protection of capital.
Transamerica Money Market	Transamerica Investment Management, LLC Seeks to provide maximum current income consistent with preservation of principal and maintenance of liquidity.
Munder Net50	Munder Capital Management Seeks long-term capital appreciation.
Van Kampen Mid-Cap Growth	Van Kampen Asset Management Inc. Seeks capital appreciation.
T. Rowe Price Small Cap	T. Rowe Price Associates, Inc. Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
Third Avenue Value	Third Avenue Management LLC Seeks long-term capital appreciation.
MFS International Equity	MFS® Investment Management Seeks capital growth.
Asset Allocation – Conservative Portfolio*	Transamerica Fund Advisors, Inc. Seeks current income and preservation of capital. Portfolio Construction Consultant: Morningstar Associates, LLC
Asset Allocation – Moderate Portfolio*	Transamerica Fund Advisors, Inc. Seeks capital appreciation. Portfolio Construction Consultant: Morningstar Associates, LLC
Asset Allocation – Moderate Growth Portfolio*	Transamerica Fund Advisors, Inc. Seeks capital appreciation. Portfolio Construction Consultant: Morningstar Associates, LLC
Asset Allocation – Growth Portfolio*	Transamerica Fund Advisors, Inc. Seeks capital appreciation and current income. Portfolio Construction Consultant: Morningstar Associates, LLC

Portfolio	Sub-Adviser or Adviser and Investment Objective
Transamerica Convertible Securities	Transamerica Investment Management, LLC Seeks maximum total return through a combination of current income and capital appreciation.
Transamerica Equity	Transamerica Investment Management, LLC Seeks to maximize long-term growth.
Transamerica Growth Opportunities	Transamerica Investment Management, LLC Seeks to maximize long-term growth.
Transamerica U.S. Government Securities

Transamerica Investment Management, LLC

Seeks to provide as high a level of total return as

is consistent with prudent investment strategies

by investing under normal conditions at least 80% of

its assets in U.S. government debt obligations and

mortgage-backed securities issued or guaranteed

by the U.S. government, its agencies or government-

sponsored entities.

JPMorgan Enhanced Index

J.P. Morgan Investment Management Inc.

Seeks to earn a total return modestly in excess of the

total return performance of the S&P 500 Composite Stock Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the

S&P 500 Composite Stock Index.

JPMorgan Mid Cap Value**	J.P. Morgan Investment Management Inc. Seeks growth from capital appreciation.
BlackRock Large Cap Value	BlackRock Investment Management LLC Seeks long-term capital growth to achieve superior long-term performance with below average volatility relative to the Russell 1000 Value Index.
Templeton Transamerica Global	Templeton Investment Counsel, LLC Transamerica Investment Management, LLC Seeks long-term growth of capital.
Capital Guardian Value

Capital Guardian Trust Company

Seeks to provide long-term growth of capital and

income through investments in a portfolio comprised

primarily of equity securities of U.S. issuers and

securities whose principal markets are in the U.S.

(including American Depositary Receipts (“ADR’s”) and other U.S. registered foreign securities).

Capital Guardian U.S. Equity	Capital Guardian Trust Company Seeks to provide long-term growth of capital.

Portfolio	Sub-Adviser or Adviser and Investment Objective
MFS High Yield

MFS® Investment Management

Seeks to provide high current income by investing

primarily in a professionally managed diversified

portfolio of fixed income securities, some of which

may involve equity features.

PIMCO Total Return	Pacific Investment Management Company, LLC Seeks maximum total return consistent with preservation of capital and prudent investment management.
Transamerica Balanced

Transamerica Investment Management, LLC

Seeks to achieve long-term capital growth and

current income with a secondary objective of

capital preservation, by balancing investments

among stocks, bonds, and cash or cash equivalents.

Transamerica Small/Mid Cap Value	Transamerica Investment Management, Inc. Seeks to maximize total return.
International Moderate Growth Fund	Morningstar Associates, LLC Seeks capital appreciation with current income as a secondary objective.
Fidelity VIP Equity-Income Portfolio – Service Class 2 Shares***

Fidelity Management & Research Company

Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor’s 500SM Index.

Fidelity VIP Contrafund® Portfolio —Service Class 2 Shares***	Fidelity Management & Research Company Seeks long-term capital appreciation.
Fidelity VIP Growth Opportunities Portfolio – Service Class 2 Shares***	Fidelity Management & Research Company Seeks to provide capital growth.
Fidelity VIP Index 500 Portfolio – Service Class 2 Shares

Fidelity Management & Research Company

Seeks investment results that correspond to the total return of common stocks publicly traded in the Unites States, as represented by the Standard & Poor’s 500SM Index.

ProFund VP Bull ****	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index.
ProFund VP OTC ****	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index.
ProFund VP Small-Cap ****	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index.

Portfolio	Sub-Adviser or Adviser and Investment Objective
ProFund VP Short Small-Cap ****	ProFund Advisors LLC Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 Index.
ProFund VP Money Market ****	ProFund Advisors LLC Seeks a high level of current income consistent with liquidity and preservation of capital.

____________________

*	Each asset allocation portfolio invests in a combination of underlying Series Fund and Transamerica IDEX Mutual Funds portfolios.

** This portfolio no longer accepts new investments from current or prospective investors. If you surrender all of your money from this portfolio, you may not reinvest in this portfolio.

*** Effective May 1, 2003, this portfolio was no longer available for sale to new investors.

**** The ProFunds VP portfolios permit frequent transfers. Frequent transfers may increase portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs. In addition, large movements of assets into and out of a ProFund VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. See “Disruptive Trading and Market Timing.” Some ProFunds VP portfolios may use investment techniques not associated with most mutual fund portfolios. Investors in the ProFunds VP portfolios will bear additional investment risks. See the ProFunds VP prospectus for a description of the investment objectives and risks associated with investing in the ProFunds VP portfolios.

Transamerica Fund Advisors, Inc. ("Transamerica Advisors"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is directly owned by Western Reserve, (77%) and AUSA Holding Company (23%), and serves as investment adviser to the Series Fund and manages the Series Fund in accordance with policies and guidelines established by the Series Fund's Board of Directors. For certain portfolios, Transamerica Advisors has engaged investment sub-advisers to provide portfolio management services. Transamerica Advisors and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Fund prospectuses for more information regarding Transamerica Advisors and the investment sub-advisers.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Fund and manages the Fidelity VIP Fund in accordance with policies and guidelines established by the Fidelity VIP Fund’s Board of Trustees. For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments. FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Fidelity VIP Fund prospectuses for more information regarding FMR and the investment sub-advisers.

Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a "consultant" to Transamerica Advisors for investment model creation and maintenance to the Asset Allocation – Conservative Portfolio, Asset Allocation – Moderate Portfolio, Asset Allocation – Moderate Growth Portfolio and Asset Allocation – Growth Portfolio of the Series Fund. Morningstar will be paid an annual fee for its services. See the Series Fund prospectuses for more information regarding Morningstar.

ProFund Advisors LLC (“ProFund Advisors”), located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment advisor and provides management services to all of the ProFunds VP portfolios. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFunds VP portfolio in accordance with policies and guidelines established by the ProFunds’ Board of Trustees. ProFund Advisors is a registered investment adviser under the Investment Advisers Act of 1940, as amended. See the ProFunds VP prospectus for more information regarding ProFund Advisors.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Western Reserve, and Western Reserve may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies. (For additional information on these arrangements, see “Revenue We Receive.”) We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policyowners. We have included the Series Fund portfolios at least in part because they are managed by Transamerica Fund Advisors, Inc., our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolios for the separate account. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Therefore, because of proportional voting, a small number of policyowners may control the outcome of a vote. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:	•	the death benefit, cash and loan benefits;
	•	investment options, including premium allocations;
	•	administration of elective options; and
	•	the distribution of reports to owners.

Costs and expenses we incur:	•	costs associated with processing and underwriting applications;
	•	expenses of issuing and administering the Policy (including any Policy riders);
	•	overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and
	•	other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:	•	that the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate; and
	•	that the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Expense Charge

Before we allocate the net premium payments you make, we will deduct the premium expense charge.

The premium expense charge is equal to:	•	6.0% of premiums paid during the first 10 Policy years; and
	•	2.5% on all premiums thereafter.
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Some or all of the premium expense charges we deduct are used to pay the aggregate Policy costs and expenses we incur, including distribution costs and/or state premium taxes. Although state premium tax rates imposed on us vary from state to state, the premium expense charge deducted will not vary with the state of residence of the policyowner.

Monthly Deduction

We take a monthly deduction from the cash value on the Policy date and on each Monthiversary. We deduct this charge from each subaccount and the fixed account in accordance with the current premium allocation instructions. If the value of any account is insufficient to pay that account’s portion of the monthly deduction, we will take the monthly deduction on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

The monthly deduction is equal to:	•	the monthly Policy charge; plus
	•	the monthly cost of insurance charge for the Policy; plus
	•	the monthly death benefit guarantee charge, if applicable; plus
	•	the monthly charge for any benefits provided by riders attached to the Policy.

Monthly Policy Charge:

	•	This charge currently equals $5.00 each Policy month. After the first Policy year, we may increase this charge.
	•	We guarantee this charge will never be more than $10.00 per month.
	•	This charge is used to cover aggregate Policy expenses.

Cost of Insurance Charge:

	•	We deduct this charge each month. It varies each month and is determined as follows:
1.

divide the death benefit on the Monthiversary by 1.0032737 (this factor reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.0%);

		2.	subtract the cash value on the Monthiversary (the resulting amount is the net amount at risk);
		3.	multiply the net amount at risk by the appropriate monthly cost of insurance rate.

Monthly Death Benefit Guarantee Charge:

	•	This charge is $0.04 per $1,000 of your initial specified amount.
	•	This charge is deducted monthly from your cash value.
	•	We will deduct this charge only until the no lapse date you selected on the application.
	•	Addition of riders would increase this charge.

Optional Insurance Riders:

	•	The monthly deduction will include charges for any optional insurance benefits you add to your Policy by rider.

To determine the monthly cost of insurance rates we refer to a schedule of current cost of insurance rates using each joint insured's gender, attained age, specified amount, and underwriting class. The factors that affect the net amount at risk include the investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, the death benefit option you chose, as well as any Policy transactions

(such as loans, partial withdrawals, transfers, and changes in specified amount). For Policies with a specified amount of $1,000,000 or more, we generally charge a lower rate. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. We may change monthly cost of insurance rates from time to time. The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Mortality Tables frasierized for joint lives (“1980 C.S.O. Tables”) and each joint insured's attained age, gender, and rate class. For standard rate classes, these guaranteed rates will never be greater than the rates in the 1980 C.S.O. Tables.

The underwriting class of each joint insured will affect the cost of insurance rates. We use a standard method of underwriting in determining underwriting classes, which are based on the health of each joint insured. We currently place insureds into preferred and standard classes. We also place insureds into sub-standard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates.

We may issue certain Policies on a simplified or expedited basis. Cost of insurance rates charged for any Policies issued on a simplified or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar Policy that we offer using different underwriting criteria.

The cost of insurance charge for any optional insurance rider and for any increase in rider face amount are determined in the same manner used to determine the Base Policy’s cost of insurance charges. Generally, the current cost of insurance rates for the optional riders are lower than the current cost of insurance rates on the Base Policy’s net amount at risk.

Mortality and Expense Risk Charge

We deduct a daily charge from your cash value in each subaccount that, together with other fees and charges, compensates us for services rendered, the expenses expected to be incurred and the risks assumed. This charge is equal to:

•	your Policy's cash value in each subaccount multiplied by
•	the daily equivalent of the annual mortality and expense risk charge rate of 0.90%.

The annual rate is equal to 0.90% of the average daily net assets of each subaccount. For Policies issued after July 1, 2001, we may reduce this charge to 0.30% after the first 15 Policy years, but we do not guarantee that we will do so. This reduction also applies to all Associate Policies issued to date. (See “The policy – Associates Policies” below.)

If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges.

Surrender Charge

If you surrender your Policy completely during the first 15 Policy years, we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amounts, plus any interest you paid in advance on any outstanding loan amount for the period between the date of the surrender and the next Policy anniverary) to you. There is no surrender charge if you wait until the end of the 15th Policy anniversary to surrender your Policy. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.

The initial specified amount has a 15 year surrender charge period starting on the Policy date and surrender charges that are based upon each joint insured's issue age, gender and rate class on the Policy date.

The surrender charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

•	you pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or
•	investment performance is low.

The surrender charge is equal to:	•	the sum of the deferred issue charge, and the deferred sales charge, multiplied by:
	•	the surrender charge percentage.

The deferred issue charge is $5.00 multiplied by each $1,000 of the initial specified amount stated in your Policy. This charge helps us recover the underwriting, processing and start-up expenses that we incur in connection with the Policy and the separate account, as well as other aggregate Policy expenses.

The deferred sales charge equals

•	26.5% multiplied by the total premiums paid up to the guideline premium shown in your Policy; plus
•	a percentage (the excess premium charge), which varies depending on the younger joint insured’s issue age (see table below), multiplied by
•	the total premiums paid in excess of the guideline premium (“excess premium charge”).

Issue Age Range
(Younger Joint	Excess Premium
Insured)	Charge
0-55	4.2%
56-63	3.7%
64-68	3.1%
69-73	2.5%
74-76	2.0%
77-78	1.6%
79-80	1.2%

The deferred sales charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs. The proceeds of this charge may not be sufficient to cover these expenses. To the extent they are not, we will cover the shortfall from our general account assets, which may include profits from the mortality and expense risk charge under the Policy.

To determine the surrender charge, we apply the surrender charge percentage to the sum of the deferred issue charge and the deferred sales charge. In Policy years 1-10 this percentage is 100% for joint insureds when the age of the younger joint insured is between issue ages 0-74 and then declines at the rate of 20% per year until reaching zero at the end of the 15th Policy year.

For joint insureds when the age of the younger joint insured is between issue ages 75-80, the surrender charge percentage is 100% until the end of the 6th Policy year and then declines to 0% at the end of the 15th Policy year. There is no surrender charge if the Policy is surrendered after the 15th Policy year (see Example 2 below).

Surrender Charge Percentages

	Younger Issue Age
End of Policy Year*	Less Than 75	75 or Above
At Issue	100%	100%
1-6	100%	100%
7	100%	97%
8	100%	88%
9	100%	80%
10	100%	73%
11	80%	66%
12	60%	60%
13	40%	40%
14	20%	20%

15+	0%	0%

* The percentage on any date other than a Policy anniversary will be determined proportionately using the percentage at the end of the Policy year prior to surrender and the percentage at the end of the Policy year of surrender.

• Surrender Charge Example 1: Assume a male non-tobacco user age 35 and a female non-tobacco user age 35 purchase a Policy for $100,000 of specified amount, paying the guideline premium of $806.11, and an additional premium amount of $193.89 in excess of the guideline premium, for a total premium of $1,000 per year for four years ($4,000 total for four years), and then surrenders the Policy. The surrender charge would be calculated as follows:

(a)	Deferred issue charge: [100 x $5.00]
	($5.00/$1,000 of initial specified amount)	=	$ 500.00
(b)	Deferred sales charge:
(1) 26.5% of guideline premium paid [26.5% x $806.11], and

		=	$ 213.62
(2) 4.2%
of premiums paid in excess
of guideline premium
	[4.2% x ((4 x $1,000) - $806.11)]	=	$ 134.14
(c)	Applicable surrender charge percentage
	[(a)$500.00 + (b)($213.62 + $134.14)] x 100%	=	100%
	Surrender charge = [$847.76] x 100%	=	$ 847.76

• Surrender Charge Example 2: Assume the same facts as in Example 1, including continued premium payments of $1,000 per year, except the owner surrenders the Policy on the 14th Policy anniversary:

(a)	Deferred issue charge: [100 x $5.00]		$ 500.00
(b)	Deferred sales charge:
	(1) [26.5% x $806.11], and	=	$ 213.62
	(2) [4.2% x ((14 x $1,000) - $806.11)]	=	$ 554.14
(c)	Applicable surrender charge percentage
	[(a)$500.00 + (b)($213.62) + $554.14)] x 20%	=	20%
	Surrender charge = [$1,267.76] x 20%	=	$ 253.55

There will be no surrender charge if the owner waits until the end of the 15th Policy anniversary.

For Policies issued in the State of Pennsylvania, the following surrender charge percentage table applies:

Surrender Charge Percentages

Policy Year	Issue Ages 20-69	Issue Ages 70-74	Issue Ages 75-80
1	100%	100%	100%
2	100%	100%	96%
3	100%	100%	89%
4	100%	100%	83%
5	100%	95%	77%
6	100%	90%	73%
7	100%	85%	68%
8	100%	80%	65%
9	95%	76%	61%
10	90%	72%	58%
11	80%	68%	55%
12	60%	60%	51%
13	40%	40%	40%

Policy Year	Issue Ages 20-69	Issue Ages 70-74	Issue Ages 75-80
14	20%	20%	20%
15	0%	0%	0%

The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs, as well as aggregate Policy expenses.

We will waive surrender charges on a full surrender effective in the calendar year 2010 if:

•	Your Policy is in force in the calendar year 2010; and
•	The federal tax laws have been changed to extend the repeal of the estate taxes beyond the calendar year 2010; and
•	You provide us with your request for the full surrender of your Policy during the calendar year 2010.

Surrender charges remain unchanged for full surrenders in years other than calendar year 2010 whether the federal estate tax repeal is extended or made permanent.

Transfer Charge

•	We currently allow you to make 12 transfers each year free from charge.
•	Except as listed below, we charge $10 for each additional transfer.
•	For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, are considered a single transfer.
•	We deduct the transfer charge from the amount being transferred.
•

Transfers due to loans or the exercise of conversion rights or due to reallocation of cash value immediately after the record date, currently do not count as transfers for the purpose of assessing this charge.

•	Transfers via the Internet (currently not available with the ProFunds VP subaccounts) do not count as transfers for the purpose of assessing this charge.
•	Transfers between the ProFunds VP subaccounts do not count as transfers for the purpose of assessing this charge.
•	Transfers under dollar cost averaging and asset rebalancing do count as transfers for the purpose of assessing this charge.
•	We will not increase this charge.

Loan Interest Spread

We currently charge you an annual interest rate on a Policy loan of 5.2% in advance (5.49% effective annual interest rate after rounding) on each Policy anniversary. We also currently credit the amount in the loan reserve account with an effective annual interest rate of 4.75% (4.0% minimum guaranteed). After offsetting the 4.75% interest we credit, the net cost of loans currently is 0.74% annually (after rounding) (1.49% maximum guaranteed after rounding). After the 10th Policy year, you will receive preferred loan credited rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest. The current preferred loan effective annual interest rate credited is 5.49% (after rounding) and is not guaranteed.

Cash Withdrawal Charge

•	After the first Policy year, you may take one cash withdrawal per Policy year.
•	When you make a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.
•	We deduct this amount from the withdrawal, and we pay you the balance.
•	We will not increase this charge.

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future to the extent that such taxes are imposed by federal or state agencies.

Rider Charges

•

Terminal Illness Accelerated Death Benefit Rider. We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income resulting from the early payment of the death benefit.

•

Individual Insured Rider. We assess a cost of insurance charge based on covered insured’s issue age, gender and underwriting class, the Policy year and the rider face amount. Cost of insurance charges generally will increase each year.

•

Joint Insured Term Rider. We assess a cost of insurance charge based on both joint insureds’ issue age, gender and underwriting class, the Policy year and the rider face amount. Cost of insurance charges generally will increase each year.

•

Wealth Protector Rider. (Only available under Policies issued before May 1, 2003.) We assess a charge per $1,000 of rider face amount per month based on both joint insured’s issue age, underwriting class and rider face amount.

Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. Some portfolios also deduct 12b-1 fees from portfolio assets. See the fund prospectuses for more detailed information about the funds.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in consideration of certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

•       Rule 12b-1 Fees. Effective May 1, 2007, our affiliate, Transamerica Capital, Inc. (“TCI”), replaced our affiliate, AFSG Securities Corporation ("AFSG"), as the principal underwriter for the Policies. TCI receives some or all of the 12b-1 fees from the funds. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.10% to 0.25% of the average daily assets of the certain portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

•

Administrative, Marketing and Support Service Fees (“Service Fees”). The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make paymentsa to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from portfolio assets. Policyowners, through their indirect investment in the portfolios, bear the costs of these advisory fees (see the prospectuses for the funds for more information). The amount of the payments we receive is based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Western Reserve and TCI
Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
Series Fund ***	--	Fidelity Variable Insurance Products Fund	0.25%**
ProFunds VP	0.25%

*              Payments are based on a percentage of the average assets of each fund portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us. We may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we provide.

**	We receive this percentage once $100 million in fund shares are held by the subaccounts of Western Reserve and its affiliates.

***           Because the Series Fund is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Series Fund portfolios, in terms of our and our affiliates’ overall profitability. During 2006 we received $36.5 million from Transamerica Advisors.

•

Other payments. We and our affiliates, including TCI, InterSecurities, Inc. (“ISI”), and World Group Securities (“WGS”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued or managed by us and our affiliates. These payments may be profits derived in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from portfolio assets. Policyowners, through their indirect investment in the portfolios, bear the costs of these advisory fees (see the prospectuses for the funds for more information). Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1) may pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences that are attended by TCI’s wholesalers; (2) may pay ISI varying amounts to obtain access to ISI’s wholesaling and selling representatives; (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to cooperate with their promotional efforts; and (4) may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

For the calendar year ended December 31, 2006, TCI received revenue sharing payments ranging from $1,475 to $40,725 (for a total of $291,627) from the following fund managers and/or sub-advisers to participate in TCI’s events: T. Rowe Price Associates, Inc., American Century Investment Management, MFS Investment Management, Evergreen Investments, Marsico Capital Management, Transamerica Investment Management, Pacific Investment Management Company LLC, Van Kampen Investments, Janus Capital Management, Jennison Associates, Lehman Brothers/Neuberger Berman, Legg Mason, AIM Funds, Alliance Bernstein, Federated Funds, Fidelity Funds, ING Clarion and Merrill Lynch.

Please note some of the aforementioned managers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.

Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be profit to us, and may be used for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies; and (ii) that we incur in our role as intermediary, in promoting, marketing and administering the fund portfolios.

For further details about the compensation payments we make in connection with the sale of the Policies, see "Sale of the Policies" in this prospectus.

The Policy

Depending on the state of issue, your Policy may be an individual policy or a certificate issued under a group policy. The Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution. There may be differences between the Policy issued and the general Policy description contained in this prospectus because of requirements of the state where your Policy is issued. Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences. All state specific Policy features will be described in your Policy.

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy while either or both of the joint insureds is/are living. If the owner dies before the surviving insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The principal rights an owner may exercise are:

•	to designate or change beneficiaries before the death of the surviving insured;
•	to receive amounts payable before the death of the surviving insured;
•	to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);
•	to change the owner of this Policy; and
•	to change the specified amount of this Policy.

No designation or change in designation of an owner will take effect unless we receive written request thereof. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary. No agent may bind us by making any promise not contained in this Policy.

Upon notice to you, we may modify the Policy:

•	to make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or
•

to assure continued qualification of the Policy as a life insurance contract under the Internal Revenue Code or to meet applicable requirements of federal or state laws relating to variable life policies; or

•	to reflect a change in the operation of the separate account; or
•	to provide additional subaccounts and/or fixed account options.

Purchasing a Policy

To purchase a Policy, you must submit a completed application and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with TCI, the principal underwriter for the Policy and us.

You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Policy is generally $100,000. We will generally only issue a Policy to joint insureds ages 0-85, and the sum of the joint insureds’ ages cannot be more than 160 years. Issue ages 0 – 19 are not available in all states.

We will only issue a Policy to you if you provide sufficient evidence that the joint insureds meet our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the younger joint insured is over age 80. The joint insureds must be insurable and acceptable to us under our underwriting rules on the later of:

•	the date of your application; or
•	the date the joint insureds complete all of the medical tests and examinations that we require.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

When Insurance Coverage Takes Effect

Insurance coverage under the Policy will take effect only if all of the following conditions have been met: (1) the first full premium must be received by the Company; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured will have conditional insurance coverage under the terms of the conditional receipt. The conditional insurance coverage may vary by state and/or underwriting standards. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for Policies issued with a specified amount in excess of $1,000,000. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	•	the amounts applied for under all conditional receipts issued by us; or
	•	$500,000 of life insurance.

Subject to the conditions and limitations of the conditional receipt, conditional insurance under the terms of the Policy applied for may become effective as of the later of:	•	the date of application.
•

the date of the last medical examination, test, and other screenings required by us, if any (the “Effective Date”). Such conditional insurance will take effect as of the Effective Date, so long as all of the following requirements are met:

1.

Each person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate;

		2.	As of the Effective Date, all statements and answers given in the application must be true;
3.

The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our mailing office within the lifetime of the proposed insured;

4.

All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our mailing office within 60 days of the date the application was signed; and

		5.	All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received at our mailing office.

Any conditional life insurance coverage terminates on the earliest of:	a.	60 days from the date the application was signed;
	b.	the date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;
	c.	when the insurance applied for goes into effect under the terms of the Policy applied for; or
	d.	the date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the conditional receipt:	•	the conditional receipt is not valid unless:
> all blanks in the conditional receipt are completed; and
> the Receipt is signed by an agent or authorized Company representative.

Other limitations:	•	There is no conditional receipt coverage for riders or any additional benefits, if any, for which you may have applied.
	•	If one or more of the Receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.
•

If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage. In that case, Western Reserve’s liability will be limited to returning any payment(s) you have made upon return of this Receipt to us.

Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the joint insureds meet our underwriting requirements and you have paid the initial premium, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date. On the Policy date, we will allocate your initial net premium, minus monthly deductions, to the WRL Transamerica Money Market subaccount. On the record date, which is the date we record your Policy on our books as an in force Policy, we will allocate your cash value from the WRL Transamerica Money Market subaccount to the accounts you selected on your application.

On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request at our mailing office. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading.

Group or Sponsored Policies (only available under Policies issued before May 1, 2003)

Before May 1, 2003, we issued a different Policy for group or sponsored arrangements (“Group/Sponsored Policies”). Under Group/Sponsored Policies, a trustee or employer purchases individual policies covering a group of individuals on a group basis (e.g. Section 401 employer-sponsored benefit plans and deferred compensation plans). A sponsored arrangement is where an employer permits a group solicitation of Policies to its employees or an association permits a group solicitation of Policies to its members.

We have certain criteria to issue Group/Sponsored Policies. Generally, a group or sponsored arrangement must be a specific size and must have been in operation for a number of years. We may reduce certain charges, such as premium expense charges and the surrender charge, and reduce limits on the minimum premium and minimum specified amount, or the monthly Policy charge, for these Policies. In some cases, we currently waive the monthly Policy charge and reduce the surrender charge. The amount of the reduction and the criteria for Group/Sponsored Policies will reflect the reduced sales effort resulting from these sales. Groups or sponsored arrangements which have been set up solely to purchase Group/Sponsored Policies or which have been in existence for less than six months will not qualify. Group/Sponsored Policies may not be available in all states. Group/Sponsored Policies may be subject to special tax rules and consequences and other legal restrictions.

Insurance policies where the benefits vary based on gender may not be used to fund certain employee-sponsored benefit plans and fringe benefit programs. Employers should consult tax attorneys before proposing to offer Group/Sponsored Policies.

Associates Policies

We offer an Associate Policy to certain employees, field associates, directors and their immediate family. An Associate Policy may have reduced or waived premium expense charges, surrender charge, and cost of insurance rates, and limits on minimum premium, minimum specified amount, or monthly Policy charge. The Associate Policy is available to:

•

our current and retired directors, officers, full-time employees and registered representatives, and those of our affiliates; current and retired directors, officers, full-time employees and registered representatives of TCI and any broker-dealer with which they have a sales agreement;

•	any trust, pension, profit-sharing or other employee benefit plan of the foregoing persons or entities;
•	current and retired directors, officers, and full-time employees of the AEGON/Transamerica Series Trust, the Transamerica IDEX Mutual Funds, and any investment adviser or sub-adviser thereto; and
•

any immediate family member of the above. “Immediate Family” is limited to spouse, parent, step-parent, children, step children, grandparents, grandchildren, brothers, and sisters of the employee, field associate (to include registered representatives and sales support staff of a branch office) or director, and son-in-law/daughter-in-law, mother-in-law/father-in-law and brother-in-law/sister-in-law of any employee, field associate or director.

We may modify or terminate this arrangement at any time. Associates Policies may not be available in all states.

Policy Split Option

As long as you provide us with sufficient evidence that the joint insureds meet our insurability standards, you may request that the Policy, not including any riders, be split (the “Split Option”) into two new individual fixed account insurance policies, one on the life of each joint insured if one of the three events listed below occurs. You may request this Split Option by giving us written notice within 90 days after:

•	the enactment or effective date (whichever is later) of a change in the federal estate tax laws that would reduce or eliminate the unlimited marital deduction;
•	the date of entry of a final decree of divorce of the joint insureds; or
•	written confirmation of a dissolution of a business partnership of which the joint insureds were partners.

Conditions for Exercising Split Option:	•	The initial specified amount for each new policy cannot be more than 50% of the Policy’s specified amount, excluding the face amount of any riders.
	•	The new policies will be subject to our minimum and maximum specified amounts and issue ages for the plan of insurance you select.
	•	You must obtain our approval before you can exercise the Split Option if one of the joint insureds is older than the new policy’s maximum issue age when you request the Split Option.
	•	Exercising a Policy Split Option may have tax consequences. You should consult a tax advisor before exercising this Option.

Cash value and indebtedness under the Policy will be allocated equally to each of the new policies. If one joint insured does not meet our insurability requirements, we will pay you half of the Policy’s net surrender value and issue only one new policy covering the joint insured that meets our insurability requirements. This can have adverse tax consequences. Alternatively, you may cancel the Split Option and keep the Policy in force on both joint insureds.

We will base the premiums for the new policies on each joint insured’s attained age and premium rate class which we determine based on the current evidence of insurability submitted for each joint insured. Premiums will be payable as of the Policy date for each new policy. The Policy date for each new policy will be the Monthiversary after we receive your written request to exercise the Split Option. The owner and beneficiary for the new policies will be those named in the Policy, unless you specify otherwise. We will not deduct the premium expense charges from the cash value allocated to the new policies. Any new premium you pay to the new policies will be subject to the normal charges, if any, of the new policies at the time you pay the premium.

Policy Features

Premiums

Allocating Premiums

You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. The fixed account may not be available in all states to direct or transfer money into. You must follow these guidelines:

•	allocation percentages must be in whole numbers;
•

if you select dollar cost averaging, we may require you to have a minimum of $10,000 in each subaccount from which we will make transfers and you may be required to transfer at least a total of $1,000 monthly; and

•	if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $10,000.

               Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us or calling us at our administrative office at 1-800-851-9777, Monday -- Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern time. The change will be effective as of the valuation date on which we receive the change at our mailing office. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 10% of a net premium payment. We reserve the right to limit the number of premium allocation changes to once per Policy year.

                Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our mailing office before the NYSE closes are priced using the unit value determined at the closing of that regular business session of the NYSE (usually at 4:00 p.m. Eastern time). If we receive a premium payment at our office after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

               You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $100. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium. See “Minimum Monthly Guarantee Premium” below.

Planned Periodic Payments

You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

               Even if you make your planned periodic payments on schedule, your Policy still may lapse. The duration of your Policy depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deduction when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

Minimum Monthly Guarantee Premium

                The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you fail to regularly pay premiums at least as large as the current minimum monthly guarantee premium.

               Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, so long as on any Monthiversary you have paid total premiums minus any net surrender value that equals or exceeds the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month. If you take a cash withdrawal or a loan, or if you decrease your specified amount, or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse period guarantee in effect.

                The initial minimum monthly guarantee premium is shown on your Policy's schedule page, and depends on a number of factors, including the age, gender, rate class of the joint insureds, and the specified amount requested. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or if any of the riders are added, or if in force riders are increased or decreased. We will notify you of the new minimum monthly guarantee premium.

No Lapse Period Guarantee

Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deduction, so long as on any Monthiversary the total amount of the premiums you paid minus any net surrender value equals or exceeds the sum of the minimum monthly guarantee premium in effect for each month from the Policy date up to and including the current month. See “Policy Lapse and Reinstatement”.

After the no lapse period ends, paying the current minimum monthly guarantee premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.

Premium Limitations

                We may require premium payments to be at least $100 ($1,000 if by wire). We may return premiums less than $100. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, if applicable, by which the Policy qualifies as life insurance under to federal tax laws. This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment, with interest, within 60 days after the end of that Policy year. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the death benefit by more than the amount of the premium. We will not accept a payment that will cause the Policy to become a modified endowment contract without your consent.

Making Premium Payments

                We will consider any payments you make to be premium payments, unless you clearly identify them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by wire transfer.

               If you wish to make payments by wire transfer, you should contact our administrative office at 1-800-851-9777 for instructions on wiring federal funds to us.

                Tax-Free Exchanges ("1035 Exchanges"). We will accept part or all of your initial premium from one or more contracts insuring the same joint insureds that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of receipt at our office of the proceeds from the 1035 Exchange before we finalize your Policy's specified amount.

Transfers

General

               You or your registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. You will be bound by any transfers made by your registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our mailing office. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

•

The Policy allows a transfer out of the fixed account of the greater of up to 25% of the amount in the fixed account, or the amount transferred in the previous Policy year. Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we modify or stop this current practice, we will notify you at the time of your transfer.

•	You currently may request transfers in writing (in a form we accept), by fax, by telephone to our mailing office or electronically through our website (www.westernreserve.com).
•	There is no minimum amount that must be transferred.
•	There is no minimum amount that must remain in a subaccount after a transfer.
•	Except as listed below, we deduct a $10 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.
•	We consider all transfers made in any one day to be a single transfer.
•

Transfers resulting from loans or the exercise of conversion rights, or due to reallocation of cash value immediately after the record date, are currently not treated as transfers for the purpose of assessing the transfer charge.

•	Transfers via the Internet (currently not available with the ProFunds VP subaccounts) are not treated as transfers for the purpose of assessing the transfer charge.
•	Transfers between the ProFunds VP subaccounts do not count as transfers for the purpose of assessing the transfer charge.
•	Transfers under dollar cost averaging and asset rebalancing do count as transfers for the purpose of assessing the transfer charge.
•

Transfers from any ProFund VP subaccount to any Series Fund or Fidelity VIP Fund subaccount will be processed only if you send us a written request through standard United States Postal Service First Class mail delivery, with an original signature authorizing each transfer. Transfer requests received via overnight or priority delivery will be returned to you.

We will process any transfer order we receive at our mailing office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order at our mailing office after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

Disruptive Trading and Market Timing

The market timing policy and the related procedures (discussed below) do not apply to the ProFunds VP subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity. If you invest in the ProFunds VP subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below.

Statement of Policy. This variable insurance Policy was not designed for the use of market timers or frequent or disruptive traders. Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policyowners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)           dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:
(a)	impeding a portfolio manager’s ability to sustain an investment objective;
(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or
(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or other potentially disruptive trading. Do not invest with us if you intend to conduct market timing or other potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policyowners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by Standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers;
•

expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policyowners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance policies to discourage market timing and disruptive trading. Policyowners should be aware that we may not have the contractual ability or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policyowners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

You should be aware that, upon written request by a fund or its designee, we are required to provide the fund with information about you and your trading activities in and out of one or more portfolios of the fund. In addition, a fund may require us to restrict or prohibit your purchases and exchanges of shares of a specified portfolio if the fund identifies you as violating the frequent trading policies established for that portfolio.

Omnibus Order. Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

ProFunds VP Subaccounts. The restrictions above do not apply to ProFunds VP subaccounts. However, you may only transfer from ProFunds VP subaccounts to non-ProFunds VP subaccounts by sending us your written request, with original signature authorizing each transfer, through standard United States Postal Service First Class mail (no expedited transfers). Transfers that involve only the ProFunds VP subaccounts may generally use expedited transfer privileges (not available through the Internet).

Because the above restrictions do not apply to the ProFunds VP subaccounts, they may have a greater risk than others of suffering from the harmful effects of market timing and disruptive trading, as discussed above (i.e., dilution, an adverse effect on portfolio management, and increased expenses.

Telephone Privileges. Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at our administrative office at 1-800-851-9777, Monday – Friday, between the hours of 8:30 a.m. – 7:00 p.m. Eastern time, or fax your instructions to 727-299-1620.

Please note the following regarding telephone, Internet or fax transfers:

•	We will employ reasonable procedures to confirm that telephone instructions are genuine.
•

If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
•

Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

•	We may also require written confirmation of your order.

•	If you do not want the ability to make telephone transfers, you should notify us in writing at our mailing office.
•	We will not be responsible for same-day processing of transfers if faxed to a number other than 727-299-1620.
•

We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

                We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order at our administrative office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

                Similarly, online transactions processed via the Internet may not always be possible. Telephone and computer systems, whether yours, your Internet service provider's, your agent's or Western Reserve's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing. You should protect your personal identification number (PIN) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions online is you or one authorized by you.

Fixed Account Transfers

Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year. If we change this, we will notify you. This current restriction does not apply if you have selected dollar cost averaging.

We reserve the right to limit the maximum amount you may transfer from the fixed account to the greater of:

•	25% of the amount in the fixed account; or
•	the amount you transferred from the fixed account in the immediately preceding Policy year.

We will make the transfer at the end of the valuation date on which we receive the request. We reserve the right to require that you make the transfer request in writing and that we receive the written transfer request no later than 30 days after a Policy anniversary. Transfers from the fixed account are not available through the Internet.

Except when used to pay premiums, we also may defer payment of any amounts from the fixed account for no longer than six months after we receive such written notice.

New Jersey: If your Policy was issued in the State of New Jersey, the fixed account is not available to you. You may not direct or transfer any money to the fixed account.

Conversion Rights

               If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing to our mailing office.

  In the event of a material change in the investment policy of any portfolio, you may transfer all subaccount values to the fixed account without a transfer charge. We must receive your request to transfer all subaccount values to the fixed account within 60 days after the effective date of the change of investment policy or the date you receive notification of such change, whichever is later.

Dollar Cost Averaging

Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

               Under dollar cost averaging, we automatically transfer a set dollar amount from the WRL Transamerica Money Market subaccount, the WRL JPMorgan Core Bond subaccount or the fixed account to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the record date. We will make the first transfer in the month after we receive your request at our mailing office, provided that we receive the form by the 25th day of the month.

To start dollar cost averaging:	•	you must submit a completed form signed by the owner to us at our mailing office requesting dollar cost averaging;
	•	you may be required to have at least $10,000 in each account from which we will make transfers;
	•	your total transfers each month under dollar cost averaging may be limited to a minimum of $1,000 ($500 for New Jersey residents); and
	•	each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

You may request dollar cost averaging at any time. There is no charge for dollar cost averaging. However, each transfer under dollar cost averaging counts towards your 12 free transfers each year.

Dollar cost averaging will terminate if:	•	we receive at our mailing office your or your registered representative’s or agent of record’s, request to cancel your participation;
	•	the value in the accounts from which we make the transfers is depleted;
	•	you elect to participate in the asset rebalancing program; or
	•	you elect to participate in any asset allocation services provided by a third party.

               If you terminate your participation in the dollar cost averaging program, we will stop makingdollar cost averaging transfers without a new completed dollar cost averaging request form signed by the owner. We may modify, suspend, or discontinue dollar cost averaging at any time.

Asset Rebalancing Program

                We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Asset rebalancing is not available with the fixed account. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.

               You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy date. Once we receive the asset rebalancing request form at our mailing office, we will change your premium allocation instructions to match the your asset rebalancing instructions, and we will implement the asset rebalancing program on the date you indicated. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	•	you must submit to us at our mailing office a completed asset rebalancing request form, signed by the owner, before the maturity date; and
	•	you may be required to have a minimum cash value of $10,000 or make a $10,000 initial premium payment.

There is no charge for the asset rebalancing program. However, each reallocation we make under the program counts towards your 12 free transfers each year.

Asset rebalancing will cease if:	•	you elect to participate in the dollar cost averaging program;
	•	we receive at our mailing office a request to discontinue participation from you, your registered representative or your agent of record;
	•	you make any transfer to or from any subaccount other than under a scheduled rebalancing; or
	•	you elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time; but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

                We do not offer any asset allocation programs or any investment models for use with your life insurance policy. You may authorize and engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your cash value under any circumstance. We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy. We are not a party to the agreement you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy.

If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent and investment advisor. Alternatively, the investment advisor may compensate the insurance agent from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor. If you are interested in the details about the compensation that your investment advisor and/or your insurance agent receive in connection with your Policy, you should ask them for more details.

We, or an affiliate of ours, will process the financial transactions placed by your registered insurance agent or investment advisor. We reserve the right to discontinue doing so at any time and for any reason. We may require insurance agents or investment advisors, who are authorized by multiple policyowners to make financial transactions, to enter into an administrative agreement with Western Reserve as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the insurance agent’s or investment advisor’s ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio or are intended to comply with specific restrictions or limitations imposed by a portfolio(s) of Western Reserve.

                Please note: Policies managed by your insurance agent also are subject to the restrictions on transfers between investment options that are discussed in the section entitled “Transfers – Disruptive Trading and Market Timing” Since transfer activity under contracts managed by an insurance agent or third party investment adviser may result in unfavorable consequences to all policyowners invested in the affected options we reserve the right to limit the investment options available to a particular owner whose policy is managed by the advisor or to impose other transfer restrictions we deem necessary. In addition, Western Reserve may enter into administrative agreements with insurance agents or investment advisors that impose limits on their ability to request financial transactions on behalf of one or more policyowners, which also may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your insurance agent. You and your insurance agent will be informed of all such restrictions on an ongoing basis. Limitations that we may impose on your insurance agent or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an owner on their own behalf, except as otherwise described in this prospectus.

Policy Values

Cash Value

•

Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

•	Serves as the starting point for calculating values under a Policy.
•	Equals the sum of all values in each subaccount and the fixed account, including any amounts held in the loan reserve account (part of the fixed account) to secure any outstanding Policy loan.
•	Is determined on the Policy date and on each valuation date.
•	Has no guaranteed minimum amount and may be more or less than premiums paid.

Net Surrender Value

                The net surrender value is the amount we pay when you surrender your Policy while it is in force. We determine the net surrender value at the end of the valuation period when we receive your written surrender request at our mailing office.

Net surrender value on any valuation date equals:	•	the cash value as of such date; minus
	•	any surrender charge as of such date; minus
	•	any outstanding Policy loan amount; plus
	•	any interest you paid in advance on the loan(s) for the period between the date of the surrender and the next Policy anniversary.

Subaccount Value

Each subaccount's value is the cash value in that subaccount. At the end of any valuation period, the subaccount's value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

The number of units in any subaccount on any valuation date equals:	•	the initial units purchased at unit value on the record date; plus
	•	units purchased with additional net premium(s); plus
	•	units purchased via transfers from another subaccount or the fixed account; minus
	•	units redeemed to pay for monthly deductions; minus

•	units redeemed to pay for cash withdrawals (including charges); minus
•	units redeemed as part of a transfer to another subaccount or the fixed account (including the amount of any requested loans plus interest in advance in the loan reserve account); minus
•	units redeemed to pay transfer charges.

               Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or cash withdrawal request is received at our mailing office.

Subaccount Unit Value

                The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

The unit value of any subaccount at the end of a valuation period is calculated as:	•

the total value of the portfolio shares held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period. This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio's net asset value per share determined at the end of the valuation period; minus

	•	a charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the mortality and expense risk charge; minus
	•	the accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by
	•	the number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

Fixed Account Value

On the Policy date, the fixed account value is equal to the cash value allocated to the fixed account.

The fixed account value at the end of any valuation period is equal to:	•	the sum of net premium(s) allocated to the fixed account; plus
	•	any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus
	•	total interest credited to the fixed account; minus
	•	amounts charged to pay for monthly deductions; minus

•	amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals (including any cash withdrawal charges); minus

•	amounts transferred from the fixed account (including any transfer charges and any amounts transferred from the loan reserve account) to a subaccount.

Death Benefit

Death Benefit Proceeds

                As long as the Policy is in force, we will determine the amount of and pay the death benefit proceeds on an individual Policy upon receipt at our mailing office of satisfactory proof of the surviving insured's death, plus written direction (from each eligible recipient of death benefit proceeds) regarding how to pay the death benefit payment, and any other documents, forms and information we need. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the surviving insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

Death benefit proceeds equal:	•	the death benefit (described below); minus
	•	any monthly deductions due during the grace period (if applicable); minus
	•	any outstanding loan amount; plus
	•	any additional insurance in force provided by rider; plus
	•	any interest you paid in advance on the loan(s) for the period between the date of death and the next Policy anniversary.

We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate either joint insured's age or gender.

Death Benefit

The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the surviving insured dies. You must select one of the two death benefit options we offer in your application. If you do not choose a death benefit option in the application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, so long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the surviving insured's death.

Death benefit Option A equals the greater of:	•	the current specified amount; or
	•	a specified percentage called the "limitation percentage," multiplied by the cash value on the surviving insured's date of death.

               Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the younger joint insured at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:

Attained Age
of Younger Joint Insured	Limitation Percentage

40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	215% minus 6% for each age over age 45
51 to 55	185% minus 7% for each age over age 50

Attained Age
of Younger Joint Insured	Limitation Percentage

56 to 60	150% minus 4% for each age over age 55
61 to 65	130% minus 2% for each age over age 60
66 to 70	120% minus 1% for each age over age 65
71 to 75	115% minus 2% for each age over age 70
76 to 90	105%
91 to 95	105% minus 1% for each age over age 90
96 and older	100%

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Illustration. Assume that the younger joint insured's attained age is under 40, there have been no withdrawals or decreases in specified amount, and that there are no outstanding loans. Under Option A, a Policy with a $250,000 specified amount will generally pay $250,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $100,000, the death benefit will exceed the $250,000 specified amount. Each additional dollar added to the cash value above $100,000 will increase the death benefit by $2.50.

Similarly, so long as the cash value exceeds $100,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, the death benefit will equal the specified amount of the Policy reduced by the dollar value of any cash withdrawals.

Death benefit Option B equals the greater of:	•	the current specified amount; plus
> the cash value on the surviving insured's date of death; or
	•	the limitation percentage multiplied by the cash value on the surviving insured's date of death.

Under Option B, the death benefit always varies as the cash value varies.

Option B Illustration. Assume that the younger joint insured's attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $250,000 will generally pay a death benefit of $250,000 plus cash value. Thus, a Policy with a cash value of $50,000 will have a death benefit of $300,000 ($250,000 + $50,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $166,666, the death benefit will be greater than the specified amount plus cash value. (The figure of $166,666 is derived by solving for cash value in the following calculation: $250,000 plus cash value = 250% multiplied by cash value.) Each additional dollar of cash value above $166,666 will increase the death benefit by $2.50.

Similarly, any time cash value exceeds $166,666, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

Effect of Cash Withdrawals on the Death Benefit

If you choose Option A, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.

Choosing Death Benefit Options

               You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay.

If you do not select a death benefit option on your application, we will assume you selected death benefit Option A and will ask you to confirm the selection of Option A in writing or choose Option B.

You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit.

Changing the Death Benefit Option

After the third Policy year, you may change your death benefit option once each Policy year.

•	You must send your written request to our mailing office.
•	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.
•	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.
•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's death benefit option.

               If you change your death benefit option from Option B to Option A, we will make the specified amount after the change equal to the specified amount before the change, plus your Policy’s cash value on the effective date of the change. If you change your death benefit option from Option A to Option B, we will make the specified amount after the change equal to the specified amount before the change, minus the cash value on the effective date of the change. We will notify you of the new specified amount.

Decreasing the Specified Amount

After the Policy has been in force for three years, you may decrease the specified amount once each Policy year. A decrease in the specified amount will affect your cost of insurance charge and your minimum monthly guarantee premium, and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy’s specified amount.

Conditions for and impact of decreasing the specified amount:	•	you must send your written request to our mailing office;
	•	you may not decrease your specified amount lower
than the minimum specified amount shown on your Policy schedule page;
	•	Decreases are only allowed after the third Policy year;
	•	you may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code;
•

we may limit the amount of the decrease to no more than 20% of the specified amount (after the later of the end of the surrender charge period or attained age 65 of the younger joint insured, we will allow decreases above 20% of the then current specified amount); and

	•	a decrease in specified amount will take effect on the Monthiversary on or after we receive your written request.

No Increases in Specified Amount

We do not allow increases in the specified amount. If you want additional insurance, you may purchase a term rider or purchase an additional policy(ies) naming the same owner and insured. We may waive the Policy charge at issue on these additional policies.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. These are described under “Settlement Options” in your Policy and in the SAI.

Surrenders and Cash Withdrawals

Surrenders

               You must make a written request containing an original signature to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our mailing office. The surviving insured must be alive, the Policy must be in force, and it must be before the maturity date when you make your written request. A surrender is effective as of the date when we receive your written request. You will incur a surrender charge if you surrender the Policy during the first 15 Policy years. Written requests to surrender a Policy that are received at our mailing office before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern time). If we receive a written request at our mailing office after the NYSE closes, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE.

               Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See Federal Income Tax Considerations.

Cash Withdrawals

After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions.

Cash withdrawal conditions:	•	You must send your written cash withdrawal request with an original signature to our mailing office. You may also fax your withdrawal request to us if it is less than $50,000 at 727-299-1620.
	•	We only allow one cash withdrawal per Policy year.
•

We may limit the amount you can withdraw to at least $500 and the remaining net surrender value following a withdrawal may not be less than $500. During the first 10 Policy years, the amount of the withdrawal may be limited to at least $500 and to no more than 10% of the net surrender value. After the 10th Policy year, the amount of a withdrawal may be limited to at least $500 and to no more than the net surrender value less $500.

	•	You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.
•

You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions.

•	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.
•	You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.
•	A cash withdrawal may have tax consequences.

A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. You may have to pay higher minimum monthly guarantee premiums and premium expense charges.

                When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We currently charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service. You can obtain further information about these charges by contacting our administrative or mailing office.

Canceling a Policy

               You may cancel a Policy for a refund during the "free-look period" by returning it with a written request to cancel the Policy, to our administrative or mailing office, to one of our branch offices or to the registered representative who sold you the Policy. The free-look period expires 10 days after you receive the Policy. In some states you may have more than 10 days. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the returned Policy at our administrative or mailing office. The amount of the refund will be:

•	any charges and taxes we deduct from your premiums; plus
•	any monthly deductions or other charges we deducted from amounts you allocated to the subaccounts and the fixed account; plus
•	your cash value in the subaccounts and the fixed account on the date we (or our agent) receive the returned Policy to our office.

Some states may require us to refund all of the premiums you paid for the Policy. In addition, some states may require us to allocate premium according to a policyowner’s instructions during the “free-look period.”

Loans

General

After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations.

Policy loans are subject to certain conditions:	•	we may require you to borrow at least $500; and
	•	the maximum amount you may borrow is 90% of the net surrender value.

When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance until the next Policy anniversary from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve account. The loan reserve account is the portion of the fixed account to which amounts are transferred as collateral for a Policy loan.

                We normally pay the amount of the loan within seven days after we receive a proper loan request at mailing office. We may postpone payment of loans under certain conditions.

               You may request a loan by telephone by calling us at our administrative office at 1-800-851-9777, Monday - Friday, between the hours of 8:30 a.m. – 7:00 p.m. Eastern time. If the loan amount you request exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request or require a signature guarantee. If you do not want the ability to request a loan by telephone, you should notify us in writing at our mailing office. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.

               You may also fax your loan request to us at 727-299-1620 (subject to a $500,000 limit by fax). We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

               You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our mailing office and will be credited as of the date received. We will consider any payments you make on the Policy to be premium payments unless the payments are clearly identified as loan repayments. Because we do not apply the premium expense charge to loan repayments, it is very important that you indicate clearly if your payment is intended to repay all or part of a loan.

                At each Policy anniversary, we will compare the outstanding loan amount to the amount in the loan reserve account. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the outstanding loan amount exceeds the amount in the loan reserve account, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve account, in the same manner as when a loan is made. If the amount in the loan reserve account exceeds the amount of the outstanding loan, we will withdraw the difference from the loan reserve account and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

Interest Rate Charged

We currently charge you an annual interest rate on a Policy loan that is equal to 5.2% in advance (approximately equal to an effective annual rate of 5.49%). We may declare various higher or lower Policy loan interest rates. We also may apply different loan interest rates to different parts of the loan. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate.

Loan Reserve Account Interest Rate Credited

We will credit the amount in the loan reserve account with interest at an effective annual rate of at least 4.0%. We may credit a higher rate, but we are not obligated to do so.

•	We currently credit interest at an effective annual rate of 4.75% on amounts you borrow during the first ten Policy years.
•

After the 10th Policy year, on all amounts that you have borrowed, we currently credit interest to part of the cash value in excess of the premiums paid less withdrawals at an interest rate equal to the interest rate we charge on the total loan. The remaining portion, equal to the cost basis, is currently credited 4.75%.

Effect of Policy Loans

A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan as of the last Policy anniversary plus any accrued interest net of any loan payments. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of cash value in the fixed account. Amounts transferred from the separate account to the loan reserve account will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

We also currently charge interest on Policy loans at an annual interest rate of 5.2% in advance. Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

Policy Lapse and Reinstatement

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is a possibility that your Policy will lose value and lapse. This Policy provides a no lapse period. See below. Once your no lapse period ends, or if the no lapse period guarantee is not in effect, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions.

If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period. We pay the death benefit proceeds if an insured dies during the grace period. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

No Lapse Period Guarantee

This Policy provides a no lapse guarantee during the no lapse period. As long as you keep the no lapse period guarantee in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deduction, the Policy will not lapse so long as the no lapse period guarantee is in effect. The no lapse period guarantee will not extend beyond the no lapse date you selected on the application. Each month we determine whether the no lapse period guarantee is still in effect. If the no lapse period guarantee is not in effect and the Policy is still in force, it can be restored by paying sufficient monthly guarantee premiums at any time before the no lapse date.

No lapse period	This period is selected by you on the Policy application and may be either:
	•	Option 1 – the latter of target premium age 65 or five Policy years; or
	•	Option 2 – the latter of target premium age 75 or ten Policy years.

The target premium age equals:
	•	the average of the joint insureds’ issue ages, rounded down, but no more than
> the younger joint insured’s age, plus
> ten years.

The target premium attained age is:
> target premium age, plus
> the number of completed Policy years.

No lapse date	This date is either:
	•	the latter of target premium attained age 65 or five Policy years; or
	•	the latter of target premium attained age 75 or ten Policy years, but not to exceed target premium age 85.
You select the no lapse date on the Policy application.

Early termination of the no lapse period	•	The no lapse period guarantee will not be effective if you do not pay sufficient minimum monthly guarantee premiums.
•

You must pay total premiums (minus withdrawals and outstanding loan amounts, plus any interest you paid in advance on the loan(s) for the period between the date of the surrender and the next Policy annivesary) that equal at least:

> the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

Your minimum monthly guarantee amount will vary depending on whether you have chosen Option 1 or 2 (above). Whichever Option you choose, the no lapse period will never exceed target premium attained age 85.

You will lessen the risk of Policy lapse if you keep the no lapse period guarantee in effect. Before you take a cash withdrawal or a loan or decrease the specified amount or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse period guarantee.

In addition, if during the no lapse period, you take a cash withdrawal or a loan, or if you change death benefit options, decrease the specified amount, or add, terminate, increase or decrease a rider, we will adjust the minimum monthly guarantee premium. Depending upon the change made to the Policy or rider and the resulting impact on the level of the minimum monthly guaranteed premium, you may need to pay additional premiums to keep the Policy in force. We will not extend the length of the no lapse period. See “Minimum Monthly Guarantee Premium” for a discussion of how the minimum monthly guarantee premium is calculated and can change.

Reinstatement

We may reinstate a lapsed Policy within five years after the lapse (and prior to the maturity date). To reinstate the Policy you must:

•	submit a written application for reinstatement to our mailing office;
•

provide evidence of insurability that is satisfactory to us: of both insureds if both insureds were alive on the date of termination; or if only one insured was alive on the date of termination, evidence of insurability for that insured;

•	make a minimum premium payment sufficient to provide a net premium that is large enough to cover:
>

three monthly deductions. (Payment of a minimum premium sufficient to provide a net premium to cover (a) one monthly deduction at the time of termination, plus (b) the next two monthly deductions which will become due after the time of reinstatement.)

The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the net premiums you pay at reinstatement, minus one monthly deduction and any surrender charge. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement.

Federal Income Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that this Policy should generally satisfy the applicable Code requirements. It is also uncertain whether death benefits under policies where the maturity date has been extended will be excludible from the beneficiary’s gross income and whether policy cash value will be deemed to be distributed to you on the original maturity date. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings.

In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General.  We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702. Section 7702 affects the taxation of life insurance policies and places limits on the relationship of the accumulation value to the death benefit. As life insurance policies, the death benefits of the policies are generally excludable from the gross income of the beneficiaries. In the absence of any guidance from the IRS on the issue, we believe that providing an amount at risk after age 99 in the manner provided should be sufficient to maintain the excludability of the death benefit after age 99. However, lack of specific IRS guidance makes the tax treatment of the death benefit after age 99 uncertain. Also, any increase in accumulation value should generally not be taxable until received by you or your designee. However, if your Policy is a modified endowment contract you may be taxed when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC"). Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, the amount of outstanding indebtedness will be used to determine the amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•

All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•

Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly. If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be distributions and taxable.

•

A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 ½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•

If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax. Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

Policy Loans. Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions are at least $200 during a taxable year. Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from Pension Plans or 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, U.S. persons may not elect out of withholding. Taxable distributions to non-resident aliens are generally subject to withholding unless withholding is eliminated under an international treaty with the United States. The payment of death benefits is generally not subject to withholding.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any such arrangement, you should be sure to consult a tax advisor as to tax attributes of the arrangement and in its use of life insurance. In recent years, moreover, Congress and the IRS have adopted new rules relating to nonqualified deferred compensation and to life insurance owned by businesses and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Tax Treatment of Policy Split. The Policy Split Option permits you to split the Policy into two new individual life insurance contracts upon the occurrence of a divorce of the joint insureds, certain changes in federal estate tax law, or a dissolution of a business partnership of which the joint insureds were partners. A policy split could have adverse tax consequences. For example, a policy split may not be treated as a nontaxable exchange under Section 1035 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the Policy at the time of the split. It is also not clear whether the individual policies that result from a policy split would in all circumstances be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the individual policies would be classified as MECs. Before you exercise your rights under the Policy Split Option, you should consult a competent tax advisor regarding the possible consequences of a policy split.

Terminal Illness Accelerated Death Benefit Rider. We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Death Benefit Extension Rider. Under the Death Benefit Extension Rider, you may continue your Policy after the younger joint insured attains age 100 (or would have attained age 100 if the older insured is still alive at such time). The tax consequences associated with continuing your Policy after attained age 100 of the younger joint insured are uncertain and may result in either taxation of the gain in the Policy when the younger joint insured attains (or would have attained) age 100, or the taxation of the death benefit in whole or in part. A tax advisor should be consulted about these consequences.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Special Rules for Pension Plans and Section 403(b) Arrangements. If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.

Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.

Other Policy Information

Benefits at Maturity

If either joint insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the younger joint insured's 100th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy.

If your Policy was issued before May 1, 2000, and you send a written request to our mailing office, we may extend the maturity date if your Policy is still in force on the maturity date and there are no adverse tax consequences in doing so. You must submit a written request for the extension to our mailing office between 90 and 180 days prior to the maturity date. We must agree to the extension.

If your Policy was issued on or after May 1, 2000, and you send a written request to our mailing office, we will extend the maturity date if your Policy is still in force on the maturity date. Any riders in force on the scheduled maturity date will terminate on that date and will not be extended. Interest on any outstanding Policy loans will continue to accrue during the period for which the maturity date is extended. You must submit a written request for the extension to our mailing office between 90 and 180 days prior to the maturity date and elect one of the following:

1.

If you had previously selected death benefit Option B, we will change the death benefit to Option A. On each valuation date, we will adjust the specified amount to equal the cash value, and the limitation percentage will be 100%. We will not permit you to make additional premium payments unless it is required to prevent the Policy from lapsing. We will waive all future monthly deductions; or

2.     We will automatically extend the maturity date until the next Policy anniversary. You must submit a written request to our mailing office, between 90 and 180 days before each subsequent Policy anniversary, stating that you wish to extend the maturity date for another Policy year. All benefits and charges will continue as set forth in your Policy. We will adjust the annual cost of insurance rates using the then current cost of insurance rates.

If you choose 2 above, you may change your election to 1 above at any time. However, if you choose 1 above, then you may not change your election to 2 above.

The tax consequences of extending the maturity date beyond the younger joint insured’s 100th birthday are uncertain, and may include either taxation of the gain in the Policy when the younger joint insured attains (or would have attained) age 100, or the taxation of the death benefit in whole or in part. You should consult a tax advisor as to those consequences.

Payments We Make

We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death at our mailing office. However, we can postpone such payments if:

•	the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; or
•	the SEC permits, by an order, the postponement for the protection of policyowners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the net surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the net surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our mailing office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements. The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

Policy Termination

Your Policy will terminate on the earliest of:
•	the maturity date;	•	the end of the grace period; or
•	the date the surviving insured dies;	•	the date the Policy is surrendered.

Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from the cash value as part of the monthly deduction. The riders available with the Policies provide fixed benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the face amount is the level term insurance amount we pay at death. These riders may not be available in all states, certain benefits and features may vary by state and may be available under a different name in some states. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences and you should consult a tax advisor before doing so.

Joint Insured Term Rider

This rider provides additional life insurance on the lives of both joint insureds. We will pay the rider’s face amount when we receive proof that both joint insureds died while the rider was in force. The maximum face amount of this rider is equal to ten times the Base Policy coverage. The cost of insurance rates for this rider increases each year. For Policies with a specified amount of $1,000,000 or more, we generally charge a lower rate. This rider terminates on the anniversary nearest the younger joint insured’s 95th birthday, the date the Policy terminates, or the Monthiversary on which this rider is terminated by written notice to us at our mailing office.

Individual Insured Rider

This rider provides additional life insurance on the life of either joint insured. We will pay the rider’s face amount when we receive proof of the insured’s death at our mailing office. The maximum face amount of this rider is equal to ten times the Base Policy coverage. On any Monthiversary while the rider is in force, you may convert it to a new Policy on the insured’s life (without evidence of insurability).

Conditions to convert the rider	•	your request must be in writing and sent to our mailing office;
	•	the rider has not reached the anniversary nearest to the insured’s 70th birthday;
	•	the new policy is any permanent insurance policy that we currently offer for conversion;
•

subject to the minimum specified amount requirements for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum face amount requirements of the original Policy; and we will base your premium on the insured’s rate class under the rider.

Termination of the rider		The rider will terminate on the earliest of:
	•	the maturity date of the Policy;
	•	the Policy anniversary nearest to the insured’s 95th birthday;
	•	the date the Policy terminates;
	•	the date of death of the insured;
	•	the date of conversion of this rider; or
	•	the Monthiversary on which the rider is terminated on written request by the owner.

Wealth Protector Rider (Only available under Policies issued before May 1, 2003)

This rider provides additional life insurance on the lives of both joint insureds. This rider can only be added at issue of your Policy. We will pay the rider’s face amount when we receive proof at our mailing office that both joint insureds died while the rider was in force. This rider has no conversion or exchange privilege. The rider will terminate on the earliest of:

•	the date the Policy terminates;
•	the fourth Policy anniversary; or
•	the Monthiversary after we receive your written request at our mailing office to terminate the rider.

The cost of insurance rates do not increase while this rider is in force.

Terminal Illness Accelerated Death Benefit Rider

This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof at our mailing office that the surviving insured is ill and has a life expectancy of one year or less. A doctor must certify the insured’s life expectancy.

We will pay a “single-sum benefit” equal to:

•	the death benefit on the date we pay the single-sum benefit; multiplied by
•	the election percentage of the death benefit you elect to receive; divided by
•

1 + i (“i” equals the interest rate determined under the Code section 846©(2) (also known as the Applicable Federal Interest Rate) or the Policy loan interest rate expressed in arrears, whichever is greater) (“discount factor”); minus

•	any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

•	the death benefit available under the Policy once we receive satisfactory proof that the surviving insured is terminally ill; plus
•	the benefit available under any Joint Insured Term Rider or Wealth Protector Rider in force.
•	a single-sum benefit may not be greater than $500,000.

The election percentage is a percentage that you select. It may not be greater than 100%.

We will not pay a benefit under the rider if the surviving insured’s terminal condition results from self-inflicted injuries, which occur during the period specified in your Policy’s suicide provision.

The rider terminates at the earliest of:

•	the date the Policy terminates;
•	the date a settlement option takes effect;
•	the date we pay a single-sum benefit; or
•	the date you terminate the rider.

We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit. This rider may not be available in all states, or its terms may vary depending on a state’s insurance law requirements.

For example, suppose before the owner elects the single sum benefit, a Policy has a $400,000 death benefit and a $10,000 loan balance. The Applicable Federal Interest Rate for 2007 is 3.97% and the Policy loan interest rate is 5.2% in advance, or 5.49 in arrears. Because the greater of these is 5.49%, that is the interest rate that will be used to discount the single sum benefit. The owner elects to accelerate 50% of the death benefit, so the single sum benefit equals $184,600, which is [$400,000 x 0.50 / 1.0549) - ($10,000 x 0.50)]. After the acceleration, the remaining death benefit is $200,000, which is 50% of $400,000, and all Policy values will be reduced by 50%.

The tax consequences of adding this rider to an existing Policy or requesting payment under the rider are uncertain and you should consult a tax advisor before doing so.

Additional Information

Sale of the Policies

Distribution and Principal Underwriting Agreement. Effective May 1, 2007, our affiliate, TCI, replaced our affiliate, AFSG, as principal underwriter for the Policies. We have entered into a principal underwriting and distribution agreement with our affiliate, TCI, for the distribution and sale of the Policies. We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies (e.g., commissions payable to selling firms selling the Policies, as described below.)

Compensation to Broker-Dealers Selling the Policies. The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. We pay commissions through TCI to the selling firms for their sales of the Policies.

A limited number of affiliated and unaffiliated broker-dealers may also be paid commissions and overrides to “wholesale” the Policies, that is, to provide sales support and training to sales representatives at selling firms. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement. The sales commission paid to broker-dealers during 2006 was, on average, 47% of all premiums made during the first Policy year, plus 3.5% of all premiums made during Policy years 2 – 10. We will pay an additional trail commission of up to 0.30% of the Policy's subaccount value (excluding the fixed account) on the Policy anniversary if the cash value (minus amounts attributable to loans) equals at least $10,000. Some selling firms may be required to return part of first year commissions if the Policy is not continued through the first two Policy years.

To the extent permitted by NASD rules, Western Reserve, ISI and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms. These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below.

The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation that We Pay to Affiliated Wholesaling and Selling Firms. Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Western Reserve’s two main distribution channels are ISI and WGS, both affiliates, who sell Western Reserve products.

Western Reserve underwrites the cost of ISI’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems, that are provided directly to ISI. These facilities and services are necessary for ISI’s administration and operation, and Western Reserve is compensated by ISI for these expenses based on ISI’s usage. In addition, Western Reserve and other affiliates pay for certain sales expenses of ISI, including the costs of preparing and producing prospectuses and sales promotional materials for the Policy.

WGS receives a 4% expense allowance on all commissions paid on first year variable life target premiums paid for sales of Western Reserve’s variable life insurance products. In addition, WGS indirectly receives a payment of 2% of first year variable life target premiums as a licensing and commission allowance.

Sales representatives and their managers at ISI and WGS may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with the firm’s conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans or loan guaranties to assist a firm or representative in connection with systems, operating, marketing and other business expenses. The amounts may be significant and may provide us with increased access to the sales representatives.

In addition, ISI’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation. Sales of the Policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain benefits, and may provide such persons with special incentive to sell our Policies. For example, ISI’s and WGS’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (Western Reserve’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares.

A portion of the contributions of commissions by ISI’s representatives may be matched by ISI. ISI’s and WGS’s registered representatives may also be eligible to participate in a stock option and award plan. Registered representatives who meet certain production goals will be issued options on the stock of AEGON N.V.

Additional Compensation that We Pay to Selected Selling Firms. We may pay certain selling firms additional cash amounts for “preferred product” treatment of the Policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the Policies or other criteria. For instance, Western Reserve made flat fee payments to several selling firms with payments ranging from $4,000 to $26,500 in 2006 for the sales of the Western Reserve’s insurance products.

During 2006, we had entered into “preferred product” arrangements with ISI, WGS, Girard Securities, Berthel Fisher, Equity Leadership Securities Group and Investors Capital Corp. We paid the following amounts (in addition to sales commissions and expense allowances) to these firms:

Name of Firm	Aggregate Amount Paid During 2006
Girard Securities	$4,000
Berthel Fisher	$10,000
Investors Capital Corp.	$14,500
Equity Leadership Securities Group	$26,500

No specific charge is assessed directly to policyowners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

Legal Proceedings

Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on Western Reserve’s ability to meet its obligations under the Policy.

There continues to be significant federal and state regulatory activity relating to financial services companies. Western Reserve and certain of its affiliates have been examined by, and received requests for information from, the staff of the Securities and Exchange Commission (“SEC”). In particular, Western Reserve has responded to requests for documents and information from the SEC staff in connection with an ongoing investigation, which has included requests for testimony by Western Reserve, its personnel and other related persons regarding potential market timing and matters affecting certain employees and affiliates.

A number of other companies in this industry have announced settlements of enforcement actions with various regulatory agencies such as the SEC; those settlements have encompassed a wide range of remediation including injunctive relief, monetary penalties, and restitution.  Western Reserve and its affiliates are actively working with the SEC in this matter; however, the exact resolution cannot be determined at this time.  Although it is not possible to provide a meaningful estimate of the range of potential outcomes at this time, Western Reserve does not believe the resolution will be material to its financial position. Western Reserve and/or its affiliates, and not the separate account or its policyowners, will bear the costs regarding these regulatory matters.

Financial Statements

The financial statements of Western Reserve and the separate account are included in the SAI.

Performance Data

Rates of Return

The average rates of return in Table 1 reflect each subaccount's actual historical investment performance, modified to reflect certain of the Policy’s fees and changes. The total return of a subaccount measures performance from the date the subaccount begins investing in the underlying portfolios. When the first subaccount investing in the underlying portfolios has been in operation for 1, 3, 5 and 10 years, the total return for these periods will be provided, adjusted to reflect certain fees and charges for the Policy. We do not show performance for subaccounts in operation for less than six months. This information does not represent or project future investment performance.

The numbers reflect deductions for the annual mortality and expense risk charge (0.90%), investment management fees and direct fund operating expenses.

These rates of return do not reflect other charges that are deducted under the Policy or from the separate account (such as the premium expense charge, the monthly deduction or the surrender charge). If these charges were deducted, performance would be significantly lower. These rates of return are not estimates, projections or guarantees of future performance.

We also show below comparable figures for the unmanaged Standard & Poor's Index of 500 Common Stocks ("S&P 500"), a widely used measure of stock market performance. The S&P 500 does not reflect any deduction for the expenses of operating and managing an investment portfolio.

Table 1

Average Annual Subaccount Total Return

For the Periods Ended on December 31, 2006

Subaccount	1 Year	3 Years	5 Years	10 Years or Inception	Subaccount Inception Date
WRL Asset Allocation – Conservative Portfolio	8.46%	7.12%	N/A	6.68%	05/01/02
WRL Asset Allocation – Growth Portfolio	14.58%	12.98%	N/A	9.35%	05/01/02
WRL Asset Allocation – Moderate Growth Portfolio	12.81%	11.41%	N/A	8.68%	05/01/02
WRL Asset Allocation – Moderate Portfolio	10.48%	9.10%	N/A	7.58%	05/01/02
WRL BlackRock Large Cap Value†(1)	15.87%	16.01%	11.29%	9.02%	05/01/96
WRL Capital Guardian U.S. Equity	9.12%	7.73%	N/A	6.80%	05/01/02
WRL Capital Guardian Value	15.45%	12.54%	N/A	9.13%	05/01/02
WRL Clarion Global Real Estate Securities	40.99%	27.80%	23.59%	14.71%	05/01/98
WRL Federated Market Opportunity†(2)	1.84%	4.66%	7.59%	9.71%	03/01/94
WRL JPMorgan Core Bond†(3)	2.98%	2.65%	4.03%	4.92%	10/02/86
WRL JPMorgan Enhanced Index	14.27%	8.83%	N/A	6.42%	05/01/02
WRL JPMorgan Mid Cap Value	16.19%	12.59%	9.96%	7.64%	07/01/99
WRL Legg Mason Partners All Cap(4)	17.49%	9.44%	5.54%	7.01%	05/03/99
WRL Marsico Growth	4.41%	7.72%	2.80%	0.08%	07/01/99
WRL MFS High Yield	9.95%	6.46%	N/A	7.77%	05/01/03
WRL MFS International Equity(5)	21.96%	15.62%	8.44%	3.52%	01/02/97
WRL Munder Net50	(0.90)%	6.65%	4.11%	(0.33)%	07/01/99
WRL PIMCO Total Return	3.27%	2.74%	N/A	3.80%	05/01/02
WRL Templeton Transamerica Global†(6)	17.72%	10.67%	3.95%	6.91%	03/01/94

WRL Third Avenue Value	15.03%	18.76%	14.76%	12.88%	01/02/98
WRL Transamerica Balanced	8.14%	8.43%	N/A	6.75%	05/01/02
WRL Transamerica Convertible Securities	9.90%	8.27%	N/A	8.13%	05/01/02
WRL Transamerica Equity	7.73%	12.61%	N/A	10.36%	05/01/02
WRL Transamerica Growth Opportunities	4.15%	11.51%	N/A	7.92%	05/01/02
WRL Transamerica Money Market†(7)	3.80%	1.93%	1.24%	2.67%	10/02/86
WRL Transamerica Science & Technology(8)	0.10%	2.73%	(0.11)%	(12.31)%	05/01/00
WRL Transamerica Small/Mid Cap Value	16.99%	N/A	N/A	16.66%	05/03/04
WRL Transamerica U.S. Government Securities	2.34%	2.00%	N/A	2.72%	05/01/02
WRL Transamerica Value Balanced†	14.23%	9.56%	5.99%	6.23%	01/03/95
WRL T. Rowe Price Equity Income	17.89%	11.44%	6.97%	3.84%	07/01/99
WRL T. Rowe Price Small Cap	2.66%	7.17%	4.29%	2.82%	07/01/99
WRL Van Kampen Mid-Cap Growth†	8.92%	7.22%	0.75%	7.17%	03/01/93

Fidelity VIP Contrafund® Portfolio	10.44%	13.37%	10.65%	4.60%	05/01/00
Fidelity VIP Equity-Income Portfolio	18.86%	11.09%	7.72%	6.24%	05/01/00
Fidelity VIP Growth Opportunities Portfolio	4.18%	5.93%	3.34%	(2.34)%	05/01/00
Fidelity VIP Index 500 Portfolio	14.41%	9.05%	N/A	10.52%	10/31/03

S&P 500†	13.62%	8.45%	4.32%	6.71%	10/02/86

†	Shows ten year performance.
(1)	Formerly Mercury Large Cap Value.
(2)	Formerly Federated Growth & Income.
(3)	Formerly AEGON Bond.
(4)	Formerly Salomon All Cap.
(5)	Formerly American Century International.
(6)	Formerly Templeton Great Companies Global.
(7)

The current yield more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

(8)	Formerly Great Companies – TechnologySM.

Because the WRL International Moderate Growth Fund subaccount commenced operations on May 1, 2006, and the ProFund VP Bull, ProFund VP OTC, ProFund VP Money Market, ProFund VP Short Small-Cap and ProFund VP Small-Cap subaccounts commenced operations on June 12, 2006, the above Table does not reflect rates of return for these subaccounts.

Some portfolios began operation before their corresponding subaccount. For these portfolios, we have included in Table 2 below adjusted portfolio performance from the portfolio's inception date. The adjusted portfolio performance is designed to show the performance that would have resulted if the subaccount had been in operation during the time the portfolio was in operation.

Table 2

Adjusted Historical Portfolio Average Annual Total Return

For the Periods Ended on December 31, 2006

Portfolio	1 Year	3 Years	5 Years	10 Years or Inception	Portfolio Inception Date
Asset Allocation – Conservative Portfolio	8.46%	7.12%	N/A	6.68%	05/01/02
Asset Allocation – Growth Portfolio	14.58%	12.98%	N/A	9.35%	05/01/02
Asset Allocation – Moderate Growth Portfolio	12.81%	11.41%	N/A	8.68%	05/01/02
Asset Allocation – Moderate Portfolio	10.48%	9.10%	N/A	7.58%	05/01/02
BlackRock Large Cap Value†(1)	15.87%	16.01%	11.29%	9.02%	05/01/96
Capital Guardian U.S. Equity(2)	9.12%	7.73%	5.02%	3.41%	1/09/00
Capital Guardian Value† (3)	15.45%	12.54%	8.36%	7.66%	05/27/93
Clarion Global Real Estate Securities	40.99%	27.80%	23.59%	14.71%	05/01/98
Federated Market Opportunity†(4)	1.84%	4.66%	7.59%	9.71%	03/01/94

JPMorgan Core Bond†(5)	2.98%	2.65%	4.03%	4.92%	10/02/86
JPMorgan Enhanced Index(6)	14.27%	8.83%	4.24%	6.06%	05/02/97
JPMorgan Mid Cap Value	16.19%	12.59%	9.96%	8.16%	05/03/99
Legg Mason Partners All Cap(7)	17.49%	9.44%	5.54%	7.85%	05/03/99
Marsico Growth	4.41%	7.72%	2.80%	0.52%	05/03/99
MFS High Yield(8)	9.95%	6.46%	7.33%	3.93%	06/01/98
MFS International Equity(9)	21.96%	15.62%	8.44%	3.52%	01/02/97
Munder Net50	(0.90)%	6.65%	4.09%	(2.46)%	05/03/99
PIMCO Total Return	3.27%	2.74%	N/A	3.80%	05/01/02
Templeton Transamerica Global†(10)	17.72%	10.81%	3.95%	6.90%	12/03/92
Third Avenue Value	15.03%	18.76%	14.76%	12.88%	01/02/98
Transamerica Balanced	8.14%	8.43%	N/A	6.75%	05/01/02
Transamerica Convertible Securities	9.90%	8.27%	N/A	8.13%	05/01/02
Transamerica Equity† (11)	7.73%	12.61%	7.42%	11.40%	12/31/80
Transamerica Growth Opportunities(12)	4.15%	11.51%	8.89%	9.83%	05/02/01
Transamerica Money Market† (13)	3.80%	1.93%	1.24%	2.67%	10/02/86
Transamerica Science & Technology(14)	0.10%	2.73%	(0.11)%	(12.31)%	05/01/00
Transamerica Small/Mid Cap Value†	16.99%	14.93%	11.49%	14.10%	05/04/93
Transamerica U.S. Government Securities† (15)	2.34%	2.00%	2.57%	3.86%	05/13/94
Transamerica Value Balanced†	14.23%	9.56%	5.99%	6.23%	01/03/95
T. Rowe Price Equity Income(16)	17.89%	11.44%	8.28%	11.33%	05/03/99
T. Rowe Price Small Cap	2.66%	7.17%	4.27%	4.26%	05/03/99
Van Kampen Mid-Cap Growth†	8.92%	7.22%	0.75%	7.17%	03/01/93

Fidelity VIP Contrafund® Portfolio†	11.80%	14.32%	11.13%	9.89%	01/03/95
Fidelity VIP Equity-Income Portfolio†	16.90%	13.07%	7.72%	7.58%	10/09/86
Fidelity VIP Growth Opportunities Portfolio†	6.78%	8.40%	4.08%	2.97%	01/03/95
Fidelity VIP Index 500 Portfolio	12.86%	10.39%	4.70%	(0.10)%	01/12/00

ProFund VP Bull	12.62%	6.79%	2.67%	2.42%	05/01/01
ProFund VP OTC	4.50%	(0.85)%	(2.94)%	2.28%	01/22/01
ProFund VP Money Market	1.38%	(0.18)%	(0.49)%	0.35%	10/29/01
ProFund VP Short Small-Cap	(12.59)%	(8.85)%	N/A	(2.88)%	09/03/02
ProFund VP Small-Cap	13.71%	5.15%	4.78%	2.09%	05/01/01

S&P 500†	13.62%	8.45%	4.32%	6.71%	10/02/86

†	Shows ten year performance.
(1)	Formerly Mercury Large Cap Value.
(2)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

(3)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust.

(4)	Formerly Federated Growth & Income.
(5)	Formerly AEGON Bond.
(6)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust.

(7)	Formerly Salomon All Cap.
(8)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Endeavor High Yield Portfolio of the Endeavor Series Trust.

(9)	Formerly American Century International.
(10)	Formerly Templeton Great Companies – Global.
(11)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

(12)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.

(13)

The current yield more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

(14)	Formerly Great Companies – TechnologySM.
(15)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust.

(16)

The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of the Endeavor Series Trust.

Because the International Moderate Growth Fund portfolio commenced operations on May 1, 2006, the above Table does not reflect rates of return for this portfolio.

The annualized yield for the WRL Transamerica Money Market subaccount for the seven days ended December 31, 2006 was 4.06%.

Additional information regarding the investment performance of the portfolios appears in the fund prospectuses, which accompany this prospectus.

Table of Contents of the Statement of Additional Information

Glossary

The Policy – General Provisions

Ownership Rights
Our Right to Contest the Policy
Suicide Exclusion
Misstatement of Age or Gender
Modifying the Policy
Mixed and Shared Funding
Addition, Deletion, or Substitution of Portfolios

Additional Information

Settlement Options
Additional Information about Western Reserve and the Separate Account
Legal Matters
Variations in Policy Provisions
Personalized Illustrations of Policy Benefits
Sale of the Policies
Report to Owners
Records
Independent Registered Public Accounting Firm
Experts
Financial Statements

Underwriters

Underwriting Standards

IMSA

Performance Data

Other Performance Data in Advertising Sales Literature
Western Reserve’s Published Ratings

Index to Financial Statements

WRL Series Life Account

Western Reserve Life Assurance Co. of Ohio

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office

Our administrative office address is P.O. Box 5068, Clearwater, Florida, 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida, 33716. Our phone number is 1-800-851-9777. Our hours are Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time. Please do not send any money, correspondence or notices to this office; send them to the mailing address.

attained age	The issue age of the person insured, plus the number of completed years since the Policy date.

Base Policy	The WRL Freedom Wealth Protector variable life insurance policy without any supplemental riders.

beneficiary(ies)	The person or persons you select to receive the death benefit from the Policy. You name the primary beneficiary and contingent beneficiaries.

cash value	The sum of your Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds

The amount we will pay to the beneficiary(ies) on the surviving insured's death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount and any due and unpaid monthly deductions. We will increase the death benefit proceeds by any interest you paid in advance on the loan for the period between the date of death and the next Policy anniversary.

fixed account

An option to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account. New Jersey: the fixed account is not available to you if your Policy was issued in the State of New Jersey.

free-look period	The period during which you may return the Policy and receive a refund as described in the prospectus. The length of the free-look period varies by state. The free-look period is listed in the Policy.

funds

Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add other registered investment companies to the Policy in the future.

in force	While coverage under the Policy is active and either insureds’ life remains insured.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule page of your Policy.

issue age	Each joint insured's age on his or her birthday nearest to the Policy date.

joint insureds	The persons whose lives are insured by the Policy.

lapse

When life insurance coverage ends because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, and you have not made a sufficient payment by the end of a grace period.

loan amount	The total amount of all outstanding Policy loans, including both principal and interest due.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing address	Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499. All premium payments, loan repayments, correspondence and notices must be sent to this address.

maturity date

The Policy anniversary nearest the younger joint insured's 100th birthday, if either joint insured is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends. You may continue coverage, at your option, under the Policy's extended maturity date benefit provision.

minimum monthly guarantee premium

The amount shown on your Policy schedule page (unless changed when you take a cash withdrawal or a loan, or if you change death benefit options, decrease the specified amount, or add, increase or decrease a rider) that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or add, terminate or increase a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in effect. We make this determination whenever your net surrender value is not enough to meet monthly deductions and the no lapse period guarantee is no longer in effect.

Monthiversary

This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deduction	The monthly Policy charge, plus the monthly cost of insurance, plus the monthly death benefit guarantee charge, plus the monthly charge for any riders added to your Policy.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value

The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value, minus any surrender charge, minus any outstanding loan amount, plus any interest you paid in advance on the loan(s) for the period between the date of surrender and the next Policy anniversary.

no lapse date

Either (1) the latter of target premium age 65 or five Policy years, or (2) the latter of target premium age 75 or ten Policy years, but not to exceed target premium age 85. You select the no lapse date on the Policy application.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain conditions are met.

NYSE	The New York Stock Exchange.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy date

The date when our underwriting process is complete, full life insurance coverage goes into effect, we begin to make the monthly deductions, and your initial net premium is allocated to the WRL Transamerica Money Market subaccount. The Policy date is shown on the schedule page of your Policy. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premiums	All payments you make under the Policy other than loan repayments.

record date

The date we record your Policy on our books as an in force Policy, and we allocate your cash value from the WRL Transamerica Money Market subaccount (or as otherwise mandated by state law) to the accounts that you elected on your application.

separate account

The WRL Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount

The minimum death benefit we will pay under the Policy provided the Policy is in force. The initial specified amount of life insurance that you have selected shown on the Policy's schedule page unless you decrease the Policy's specified amount. In addition, we will reduce the specified amount by the dollar amount of any cash withdrawal if you choose Option A (level) death benefit.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge	If, during the first 15 Policy years, you fully surrender the Policy, we will deduct a surrender charge from your cash value.

surviving insured	The joint insured who remains alive after the other joint insured has died.

target premium age	The target premium age equals the average of the joint insureds’ issue ages, rounded down, but no more than the younger joint insured’s age plus ten years.

target premium attained age	The target premium attained age is the target premium age plus the number of completed Policy years

termination	When neither of the joint insured’s lives are insured under the Policy or any rider, and the Policy or any rider is no longer in force.

valuation date	Each day the New York Stock Exchange is open for trading. Western Reserve is open for business whenever the New York Stock Exchange is open.

valuation period

The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our (Western Reserve)	Western Reserve Life Assurance Co. of Ohio.

written notice

The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our mailing office.

you, your (owner or policyowner)

The person(s) who owns the Policy, and who may exercise all rights as owner under the Policy while either or both joint insureds are living. If two owners are named, the Policy will be owned jointly and the consent of each owner will be required to exercise ownership rights.

Appendix A

Illustrations

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%. The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

We based the illustration on page 68 on a Policy for an insured who is a 56 year old male and a 52 year old female in the Select Non-Tobacco rate class (the “representative insured”), annual premium paid on the first day of each Policy year of $12,020, a $1,000,000 initial specified amount and death benefit Option A. The illustration on that page also assumes cost of insurance charges based on our current cost of insurance rates.

The illustration for the representative insured on page 69 is based on the same factors as those on page 68, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the 1980 Commissioners Standard Ordinary Mortality Table).

The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy. The current illustration reflects the current charges for a Policy and the guaranteed illustration reflects guaranteed charges for a Policy. These fees are:

(1)    the daily charge for assuming mortality and expense risks assessed against each subaccount. This charge is equivalent to an annual charge of 0.90% of the average net assets of the subaccounts during the first 15 Policy years. We may reduce this charge to 0.30% in the 16th Policy year but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.90% level after the 15th Policy year.

(2)

estimated daily expenses equivalent to an effective arithmetic average annual expense level of 0.94% of the portfolios’ gross average daily net assets. The 0.94% gross average portfolio expense level assumes an equal allocation of amounts among the 39 subaccounts available to new investors. We used annualized actual audited expenses incurred during 2006 for the portfolios to calculate the gross average annual expense level;

(3)    the premium expense charge (6.0% of all premiums paid during the first ten Policy years and 2.5% of all premiums paid thereafter) and cash value charges using the current monthly Policy charge; and

(4)	the surrender charge per $1,000 of the initial specified amount applied to full surrenders during the first 15 Policy years.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return. Tax charges that may be attributable to the separate account are not reflected because we are not currently making such charges. If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%. Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return. The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features. Contact your registered representative or our administrative office. (See prospectus back cover – Inquiries.)

WRL FREEDOM WEALTH PROTECTOR

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

Male Issue Age 56 Select Non-Tobacco Class; Female Issue Age 52 Select Non-Tobacco Class

Specified Amount$1,000,000 Option Type A

Annual Premium$12,020

Using Current Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.94% (Net)	6% (Gross) 5.06% (Net)	10% (Gross) 9.06% (Net)	0% (Gross) -0.94% (Net)	6% (Gross) 5.06% (Net)	10% (Gross) 9.06% (Net)
1	1,000,000	1,000,000	1,000,000	10,515	11,175	11,614
2	1,000,000	1,000,000	1,000,000	20,743	22,717	24,077
3	1,000,000	1,000,000	1,000,000	30,667	34,620	37,436
4	1,000,000	1,000,000	1,000,000	40,268	46,876	51,740
5	1,000,000	1,000,000	1,000,000	49,525	59,470	67,038
6	1,000,000	1,000,000	1,000,000	58,433	72,410	83,406
7	1,000,000	1,000,000	1,000,000	66,974	85,685	100,910
8	1,000,000	1,000,000	1,000,000	75,124	99,281	119,615
9	1,000,000	1,000,000	1,000,000	82,847	113,174	139,587
10	1,000,000	1,000,000	1,000,000	90,106	127,336	160,896
15 (Younger's Age 67)	1,000,000	1,000,000	1,000,000	124,466	208,273	298,183
20 (Younger's Age 72)	1,000,000	1,000,000	1,000,000	155,580	312,456	513,569
25 (Younger's Age 77)	1,000,000	1,000,000	1,000,000	174,040	437,302	843,372
30 (Younger's Age 82)	1,000,000	1,000,000	1,421,317	165,213	582,319	1,353,636
35 (Younger's Age 87)	1,000,000	1,000,000	2,229,555	109,719	757,950	2,123,386
40 (Younger's Age 92)	*	1,035,441	3,408,222	*	995,616	3,277,137
45 (Younger's Age 97)	*	1,319,712	5,048,078	*	1,319,712	5,048,078
48 (Younger's Age 100)	*	1,555,699	6,535,800	*	1,555,699	6,535,800

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.94% (Net)	6% (Gross) 5.06% (Net)	10% (Gross) 9.06% (Net)	End of Policy Year	0% (Gross) -0.94% (Net)	6% (Gross) 5.06% (Net)	10% (Gross) 9.06% (Net)
1	2,330	2,989	3,429	10	76,148	113,378	146,938
2	10,824	12,797	14,158	15 (Younger's Age 67)	124,466	208,273	298,183
3	20,243	24,196	27,012	20 (Younger's Age 72)	155,580	312,456	513,569
4	29,339	35,947	40,811	25 (Younger's Age 77)	174,040	437,302	843,372
5	38,091	48,037	55,605	30 (Younger's Age 82)	165,213	582,319	1,353,636
6	46,494	60,471	71,468	35 (Younger's Age 87)	109,719	757,950	2,123,386
7	54,530	73,241	88,466	40 (Younger's Age 92)	*	995,616	3,277,137
8	62,175	86,333	106,667	45 (Younger's Age 97)	*	1,319,712	5,048,078
9	69,394	99,721	126,134	48 (Younger's Age 100)	*	1,555,699	6,535,800

* In the absence of an additional payment, the Policy would lapse.

WRL FREEDOM WEALTH PROTECTOR

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

HYPOTHETICAL ILLUSTRATIONS

Male Issue Age 56 Select Non-Tobacco Class; Female Issue Age 52 Select Non-Tobacco Class

Specified Amount$1,000,000 Option Type A

Annual Premium$12,020

Using Guaranteed Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.94% (Net)	6% (Gross) 5.06% (Net)	10% (Gross) 9.06% (Net)	0% (Gross) -0.94% (Net)	6% (Gross) 5.06% (Net)	10% (Gross) 9.06% (Net)
1	1,000,000	1,000,000	1,000,000	10,456	11,113	11,551
2	1,000,000	1,000,000	1,000,000	20,625	22,591	23,946
3	1,000,000	1,000,000	1,000,000	30,492	34,429	37,232
4	1,000,000	1,000,000	1,000,000	40,037	46,615	51,457
5	1,000,000	1,000,000	1,000,000	49,238	59,137	66,669
6	1,000,000	1,000,000	1,000,000	58,070	71,978	82,922
7	1,000,000	1,000,000	1,000,000	66,506	85,120	100,269
8	1,000,000	1,000,000	1,000,000	74,508	98,534	118,762
9	1,000,000	1,000,000	1,000,000	82,031	112,182	138,449
10	1,000,000	1,000,000	1,000,000	89,018	126,014	159,379
15 (Younger’s Age 67)	1,000,000	1,000,000	1,000,000	116,654	199,574	288,888
20 (Younger’s Age 72)	1,000,000	1,000,000	1,000,000	113,089	262,899	459,283
25 (Younger’s Age 77)	1,000,000	1,000,000	1,000,000	40,309	283,079	686,325
30 (Younger’s Age 82)	*	1,000,000	1,090,456	*	178,436	1,038,530
35 (Younger’s Age 87)	*	*	1,650,002	*	*	1,571,430
40 (Younger’s Age 92)	*	*	2,397,822	*	*	2,305,598
45 (Younger’s Age 97)	*	*	3,442,354	*	*	3,442,354
48 (Younger’s Age 100)	*	*	4,396,484	*	*	4,396,484

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -0.94% (Net)	6% (Gross) 5.06% (Net)	10% (Gross) 9.06% (Net)	End of Policy Year	0% (Gross) -0.94% (Net)	6% (Gross) 5.06% (Net)	10% (Gross) 9.06% (Net)
1	2,271	2,928	3,366	10	75,060	112,056	145,421
2	10,706	12,672	14,027	15 (Younger’s Age 67)	116,654	199,574	288,888
3	20,068	24,004	26,808	20 (Younger’s Age 72)	113,089	262,899	459,283
4	29,108	35,686	40,528	25 (Younger’s Age 77)	40,309	283,079	686,325
5	37,804	47,703	55,236	30 (Younger’s Age 82)	*	178,436	1,038,530
6	46,132	60,040	70,983	35 (Younger’s Age 87)	*	*	1,571,430
7	54,062	72,677	87,825	40 (Younger’s Age 92)	*	*	2,305,598
8	61,560	85,586	105,813	45 (Younger’s Age 97)	*	*	3,442,354
9	68,578	98,729	124,996	48 (Younger’s Age 100)	*	*	4,396,484

* In the absence of an additional payment, the Policy would lapse.

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

                In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, net surrender value and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our administrative office at:

Western Reserve Life
P.O. Box 5068
Clearwater, Florida 33758-5068
1-800-851-9777
Facsimile: 727-299-1620
(Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time)
www.westernreserve.com

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. The Registrant’s file numbers are listed below.

TCI serves as the principal underwriter for the Policies. More information about TCI is available at http://www.nasd.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD, Inc. describing its Public Disclosure Program.

SEC File No. 33-69238/811-4420

WRL00053-5/2007